                                                                   EXHIBIT 10.16

                           CLINICAL TRIAL AGREEMENT
                           ------------------------

This Clinical Trial Agreement ("Agreement") is entered into as of the 19 day
                                                                      --
of April, 1995 (the "Effective Date"), by and among Aastrom Biosciences,
   -----
Inc. ("Aastrom"), located at 24 Frank Lloyd Wright Dr., Lobby L, Ann Arbor, MI 48105, and The University of Texas M.D. Anderson Cancer Center (the "Institution"), located at 1515 Holcombe Blvd., Houston, TX 77030. Definitions shall have the meaning as set forth in Exhibit A.

                                   RECITALS

     WHEREAS, Aastrom is the developer, manufacturer and/or licensee of medical devices and materials, such as a Cell Production System ("CPS") device and related materials and device, which have potential medical application for use in subjects care and research;

     WHEREAS, Aastrom desires to conduct a human clinical trial ("Study") of the CPS in subjects in accordance with a protocol entitled "Feasibility Study of Expanded Progenitor Cells for Hematopoietic Engraftment in Patients with Breast Cancer" ("Protocol") which is incorporated herein by reference as Exhibit B attached hereto;

     WHEREAS, the Institution has research, clinical and medical facilities, technical capabilities and expertise in order to conduct the Study in accordance with the Protocol;

     WHEREAS, the Study contemplated by this Agreement is of mutual interest and benefit to the Institution and to Aastrom such that the parties hereto desire to have the Institution conduct the Study under the qualified direction of Richard
E. Champlin, M.D. (the "Principal Investigator"); and

     WHEREAS, Aastrom and the Institution agree to conduct the Study in accordance with the terms and conditions hereinafter set forth.

                                   AGREEMENT

I.   CLINICAL TRIAL DESCRIPTION

     The Institution agrees to undertake and complete the Study described in the Protocol in compliance with all applicable laws, rules and regulations relating to the Study, including without limitation, all laws, rules and regulations concerning or promulgated by the Food and Drug Administration ("FDA").

     Aastrom agrees to loan the Institution the laboratory and clinical equipment listed in the Schedule of Laboratory and Clinical Equipment on Exhibit C which are reasonably necessary for the Institution to conduct the Study. Aastrom shall retain title to all such equipment which shall promptly be returned to Aastrom upon request by Aastrom.

II.  FUNDING

     Aastrom shall provide payment to the Institution in accordance with the terms contained in the Schedule of Clinical Trial Milestone Payments attached as Exhibit D and incorporated herein.

III.   CONDUCT OF STUDY

     A.   Facilities
          ----------

          The Study shall be conducted only at the following location(s): The University of Texas M.D. Anderson Cancer Center, 1515 Holcombe Blvd., Houston, Texas 77030. The CPS and other Study materials may not be transferred to any other location or to any third party without the prior written consent of Aastrom.

     B.   Investigator
          ------------

          The Institution agrees that the Study will be conducted under the direction of the Principal Investigator in accordance with the Protocol and the Investigator Agreement (included as Exhibit E of the Agreement) and incorporated herein by reference. The Principal Investigator may, subject to the prior written consent of Aastrom, designate a clinical coordinator and one or more subinvestigators to assist in conducting the Study. The Institution acknowledges that the Principal Investigator and subinvestigators have each executed an Investigator Agreement, copies of which are included in Exhibit E. In the event that additional subinvestigators are added to the Study, such subinvestigators must execute and deliver an Investigator Agreement which shall be deemed incorporated by reference into this Agreement. In the event the Principal Investigator can no longer function in such capacity, then Aastrom and the Institution shall attempt to agree on a replacement. If a mutually acceptable replacement cannot be agreed upon, this Agreement and the Study at the Institution shall terminate. The Institution agrees that it will use its best efforts to recruit qualified subjects for enrollment in the Study consistent with the guidelines contained in the Protocol and the best interest of the subjects; however, no subjects shall be enrolled in the Study if they are currently enrolled in another investigational study without the prior written consent of Aastrom.

     C.   Compliance with Protocol
          ------------------------

          Any changes to the Protocol may only be made with the prior written agreement of Aastrom; provided that during the Study, if the Principal Investigator feels that it is necessary to deviate from the Protocol in order to protect the life or physical well-being of a Study subject before written approval can be obtained, he/she may do so in accordance with the procedures detailed in the Protocol.

     D.   Institutional Review Board Approval and Informed Consent
          --------------------------------------------------------

          The Institution will obtain: (i) the approval of the governing the Institutional Review Board ("IRB") prior to initiating the Study and thereafter as required by applicable laws, rules and regulations; and
          (ii) prior written informed consent of all subjects and/or their legal guardians in a form that is substantially the same as provided in the Protocol and satisfactory to both the governing IRB and Aastrom and in compliance with applicable laws, rules and regulations.

     E.   Adverse Events
          --------------

          The Institution shall immediately notify Aastrom (Dr. Thomas E. Muller at 313/930-5555 and/or by fax at 313/665-0485) of any unanticipated adverse effect, whether ascribed to the investigational device or not, in accordance with instructions provided in the Protocol.

IV.  STUDY MONITORING AND ACCESS TO FACILITIES

     Aastrom's designated representatives and/or authorized representatives of regulatory agencies may, at all reasonable times, visit the Institution in order to: (i) determine the adequacy of the facilities; (ii) validate case reports against original data in the subject medical records and the files of the Principal Investigator; and (iii) monitor the conduct of the Study to determine whether the Study is being conducted in compliance with the Protocol and all applicable laws, rules and regulations. The Institution agrees to obtain any required subject release(s) to allow Aastrom's designated representatives, and/or authorized representatives of regulatory agencies, to conduct such review prior to enrolling each subject in the Study.

V.   REPORTS

     The Institution agrees to have the Principal Investigator submit reports to Aastrom and the reviewing IRB in accordance with the Protocol and all applicable laws, rule and regulations.

VI.  PROPRIETARY RIGHTS

     A.   Data and Materials
          ------------------

          The Institution understands and agrees that the underlying rights to the CPS and other intellectual property and materials which are the subject of the Protocol belong to Aastrom. The parties agree that the Institution shall retain control over the CPS and Study materials, and further agree not to allow access to, disclose the existence or nature of, or transfer the CPS or Study materials to third parties without advance written approval of Aastrom. Aastrom reserves the right to distribute the CPS and Study materials to others and to use them for its own purposes. Title to the CPS and Study materials shall remain with Aastrom. Further, the Institution agrees that data and materials derived as a direct result of the Study described in the Protocol (hereinafter referred to as "Clinical Trial Information") whether generated by the

          Institution, the Principal Investigator, and/or their agents or employees, either solely or jointly with others, is the property of Aastrom; provided that the Institution and the Principal Investigator may utilize the Clinical Trial Information in furtherance of academic publications authorized by this Agreement and for subject care purposes.

B.   Patent Ownership and Related Matters
     ------------------------------------

     The Institution agrees that the Study results and any inventions or discoveries by the Institution, the Principal Investigator or their agents or employees during the Study that are modifications, improvements or new uses applicable to the CPS or that are a direct result of the performance of the Study in accordance with the detailed testing Protocol provided by Aastrom to Institution and which are dependent on, or relate to, the Study, the claims of Aastrom's patentable inventions, the use of the cells processed through the CPS or Aastrom's Confidential Information shall be the property of Aastrom. Any invention arising out of the work performed under this Study solely by the Institution and not covered in the previous sentence shall be the exclusive property of the Institution (the "Institution Invention") and shall not be considered a part of Aastrom's Confidential Information. The Institution shall promptly disclose each such Institution Invention and the terms under which the Institution would be prepared to license it. Aastrom shall have a right of first refusal to exclusively develop, license and commercialize such Institution Invention. Aastrom shall have sixty (60) days after receipt of such disclosure to exercise its right of first refusal, and if so exercised, the parties shall thereafter negotiate a mutually acceptable licensing agreement in good faith. If the Institution at any time offers such Institution Invention on terms different than those disclosed to Aastrom, the Institution shall offer such Institution Invention to Aastrom on such different terms in accordance with the first right refusal herein. The Institution and Principal Investigator shall not obtain, or attempt to obtain, patent coverage on the CPS or its use without the express written consent of Aastrom. The Institution and the Principal Investigator shall assist Aastrom in prosecuting any Aastrom patent applications and shall execute and deliver any and all instruments necessary to make, file and prosecute all such applications, divisions, continuations, continuations-in-part or reissues thereof.

VII. WARRANTIES AND REPRESENTATIONS

     A.   No Warranties
          -------------

          It is understood that the CPS is experimental in nature, has not been approved for commercial distribution and is provided hereunder for investigational purposes only. NEITHER THE INSTITUTION NOR AASTROM MAKES ANY REPRESENTATIONS OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING ANY REPRESENTATION WITH RESPECT TO SAFETY, EFFICACY, MERCHANTABILITY, FITNESS FOR ANY PURPOSE OR NON-INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS, WITH RESPECT TO THE PRODUCT OR INFORMATION PROVIDED TO THE OTHER HEREUNDER.

       B.   Representations of the Parties
            ------------------------------

            Each party hereto represents that it has right to enter into and perform its respective obligations under this Agreement.

       C.   Representations by the Institution and the Principal Investigator
            -----------------------------------------------------------------

            The Institution represents that: (i) it has adequate facilities and staff to conduct the Study in accordance with the Protocol; (ii) the governing IRB is qualified to review and approve the Study; and
            (iii) the Principal Investigator is qualified by education and training to conduct the Study and has not been disqualified, or otherwise limited, as a clinical investigator by the FDA or any other regulatory or administrative body. The Institution represents that the Principal Investigator and all other investigators and personnel that may perform services hereunder are its employees and shall abide by the terms and conditions of this Agreement as if each were a party hereto.

VIII.  LIMITATIONS OF LIABILITY

       In no event shall any party be liable to the other party hereto for any incidental, special or consequential damages.

IX.    INDEMNIFICATION

       A.   Indemnification of Aastrom
            --------------------------

            Aastrom agrees to indemnify, defend and hold harmless the Institution, the University of Texas System, and their Regents, officers, agents and employees from and against any and all claims, suits, and liabilities (collectively "Liabilities") arising out of or resulting from the activities to be carried out pursuant to the obligations of this Agreement, including but not limited to the use by Aastrom of the results of the Study; provided that such Liabilities do not arise from:

            i. a failure to adhere to the Protocol or written instructions relative to use of the CPS or other materials utilized in the Study;

            ii. a failure to comply with any applicable law, rule or regulation relating to the Study, including without limitation, all FDA regulations or other governmental requirements; or

            iii. the negligence or willful misconduct by the regents, officers, agents or employees of the Institution or the University of Texas System.

       B.   Indemnification by the Institution
            ----------------------------------

            The Institution agrees, to the extent allowed by the Constitution and the laws of the State of Texas, to indemnify, defend and hold harmless Aastrom and its directors, officers, agents and employees from and against any and all Liabilities they may suffer in connection with the Study which arise out of the negligent acts or omissions of the Institution, its employees or agents pertaining to the activities to be carried out pursuant to the obligations of this Agreement; provided, however, that Institution shall not hold Aastrom harmless from claims arising out of the negligence or willful malfeasance of Aastrom, its directors, officers, agents or employees, or any person or entity not subject to Institution supervision or control.

     C.   Notification
          ------------

          The Institution and Aastrom each agree to notify the other in writing as soon as they become aware of a claim or action and to, subject to the statutory duties of the Texas Attorney General, cooperate with the management and defense of such claim or action. The indemnifying party agrees, at its own expense, subject to the statutory duties of the Texas Attorney General, to provide attorneys of its own selection to defend against any actions brought or filed against the indemnified party with respect to the subject of indemnity contained herein. The indemnifying party shall, subject to the statutory duties of the Texas Attorney General, control the defense of any action; however the indemnified party may, at its own expense, participate by providing attorneys of its own selection. No indemnified party shall compromise or settle any claim of action without the prior written approval of the indemnifying party.

X.   RESTRICTIONS ON USE; COMPLIANCE WITH LAWS

     The Institution and the Principal Investigator agree that the CPS will be used for clinical research purposes only in connection with the Study by the Principal Investigator and his/her subinvestigators at the facility(ies) described in Section III.A. under suitable containment conditions. Neither the Institution nor the Principal Investigator shall use the CPS for any commercial purposes, including screening, production or sale. The CPS will not be used in the treatment or diagnosis of human or animals except for the purpose of conducting the Study as described in the Protocol. The Institution agrees to comply with all laws, rules and regulations applicable to the Study and the handling, use and disposal of any Study materials. The CPS is to be used with caution and prudence since all of its characteristics are not known.

XI.  CONFIDENTIALITY

     A.   Treatment of Confidential Information
          -------------------------------------

          The Institution agrees that it will not disclose or use Confidential Information for any purpose other than the purpose of conducting the Study, obtaining any required review of the Protocol or its conduct, or ensuring proper medical treatment of any subject or subject. The Institution agrees to limit distribution of Aastrom's Confidential Information to Institution personnel on a need-to-know basis. The Institution agrees to ensure that its personnel abide by the confidentiality obligations as set forth herein in accordance with
          Section VII.C. The obligations set forth in this Section XI.A. shall survive for a period of five (5) years following the termination or expiration of this Agreement.

          The term "Confidential Information" shall mean any and all oral, written or tangible proprietary or confidential ideas, inventions, information, data, plans, materials and know-how or the like owned, controlled or developed by Aastrom and disclosed to Institution. Aastrom shall attempt to identify the confidential status of Confidential Information disclosed hereunder, but the failure to so mark or identify shall not destroy the confidential nature of such Confidential Information. Without limiting the generality of the foregoing, Confidential Information shall include, without limitation, all clinical trial plans, protocols, information, data analyses, proprietary equipment, and materials related to the Confidential Information. Confidential Information shall not include any information which the Institution can demonstrate:

          i. Was known to the Institution prior to receipt from Aastrom, provided that the Institution promptly notifies Aastrom in writing of the same promptly after disclosure by Aastrom;

          ii. Is or becomes part of the public domain through no act by or on behalf of the Institution;

          iii. Was lawfully received by the Institution or the Principal Investigator from a third party who had a legal right to disclose the same; or

          iv.  Is required by law or regulation to be disclosed.

          In the event that Confidential Information is required to be disclosed pursuant to subsection iv., the Institution will notify Aastrom to allow Aastrom to assert whatever exclusions or exemptions may be available to it under such law or regulation.

     B.   Publicity
          ---------

          No publicity, news releases, or other public announcement, written or oral, relating to the Agreement, to any amendment hereto or to performance hereunder or to the existence of an arrangement between the parties, shall be originated by either party without the prior written approval, such approval not to be unreasonably withheld, of the other party except as shall be required by law.

     C.   Use of Name
          -----------

          No Party shall use or publicly disclose the name of another party hereto without the prior written consent, such consent not to be unreasonably withheld, of such other party except that the name of a party may be disclosed to regulatory bodies such as the FDA, Securities and Exchange Commission or as required by law.

XII. PUBLICATION RIGHTS

     At least thirty (30) days prior to submission for publication, the Institution agrees to provide Aastrom a final draft of any manuscript describing the results obtained by the Institution from the Study. Aastrom shall be permitted to advise as to the implications of such manuscripts upon patentability of any inventions or the potential effects on commercialization. The Institution shall, upon Aastrom's request, delete any of Aastrom's Confidential Information and shall consider all reasonable editorial suggestions based on sound scientific and clinical judgment, Aastrom acknowledges that Institution shall have the final authority to determine the scope and content of any publication, provided that such authority shall be exercised with reasonable regard for the commercial interests of Aastrom. Subject to Aastrom's right to delete such Confidential Information and to propose mutually agreeable modification of such manuscripts, the Institution shall have the right to submit the manuscript for publication. However, if Aastrom determines that any invention disclosed therein is patentable and that a patent application should be filed on such invention, Aastrom shall so notify the Institution in writing and the Institution shall postpone publication for a period not to exceed sixty
         (60) days from said notice (unless otherwise mutually agreed in writing) to provide time for patent applications to be filed.

XIII.    TERM AND TERMINATION

         A.   Term
              ----

              Except as otherwise provided in this section, this Agreement shall commence on the Effective Date hereof and continue for the period necessary to satisfy the requirements of the Protocol.

         B.   Termination
              -----------

              Aastrom and the Institution shall have the right to terminate this Agreement at any time without cause upon thirty (30) days prior written notice. Any party may terminate the Study at any time if, in its option, it is in the best interest of the Study subjects.

         C.   Termination Obligations
              -----------------------

              Any termination of this Agreement shall not relieve any party hereto of any obligation or liability accrued hereunder prior to such termination, or rescind or give rise to any right to rescind anything done hereunder prior to the time such termination becomes effective; nor shall such termination relieve any party from any obligation which, by its nature, survives termination including the obligations set forth in Articles IV through IX, XI and XIV.D.

              The parties further agree that all Study data and used and unused Study equipment, materials and supplies, including the CPS, provided to the Institution by Aastrom for the purpose of this Study will be returned to Aastrom promptly upon request by Aastrom.

XIV. MISCELLANEOUS

     A.   Independent Contractor
          ----------------------

          The Institution recognizes and agrees that it is operating as an independent contractor and not as an agent of Aastrom. The Agreement shall not constitute a partnership or joint venture, and no party may be bound by the other to any contract, or make any representations or warranties, express or implied, on behalf of another party, or otherwise create any liability against another party in any way for any purpose.

     B.   Assignment
          ----------

          The rights and obligations of the parties under this Agreement shall bind and inure to the benefit of the successors, assigns and transferees of the parties; provided, however, this Agreement shall not be assignable by either party without the prior written consent of other party.

     C.   Governing Law
          -------------

          This Agreement shall be construed and interpreted in accordance with and governed by the laws of the State of Texas.

     D.   Alternative Dispute Resolution
          ------------------------------

          Any controversy or claim arising out of or relating to this Agreement or the breach thereof, including, without limitation, disputes relating to patent validity or infringement arising under this Agreement, shall be settled through use of an appropriate method of Alternative Dispute Resolution, including, without limitations, by arbitration in accordance with the rules of the American Arbitration Association, and judgment upon an award rendered may be entered in any court having jurisdiction thereof. Notwithstanding the foregoing, the parties shall be entitled to petition any court of competent jurisdiction in the event of any alleged breach of Article XI.

     E.   Entire Agreement; Modification
          ------------------------------

          This Agreement contains the entire agreement and understanding between the parties and supersedes all prior agreements and understandings between them relating to the subject matter hereof.

     F.   Headings
          --------

          The headings of this Agreement are to facilitate reference only, do not form a part of this Agreement and shall not effect the interpretation thereof.

     G.   Severability
          ------------

          If any provision of this Agreement or portion of this Agreement shall be construed to be a waiver of any other breach of the same or any other provision.

     H.   No Waiver
          ---------

          No waiver of a breach by a party of any provision of this Agreement shall be construed to be a waiver of any other breach of the same or any other provision.

     I.   No Implied License
          ------------------

          No right or license to the CPS or to its use is granted by Aastrom or implied as result of the transmission of the CPS to the Institution under the supervision of the Principal Investigator, except to the limited extent necessary to conduct the Study. The transfer of the CPS provided for herein does not constitute a public disclosure.

     J.   Necessary Acts
          --------------

          At the request of Aastrom, the Institution and the Principal Investigator shall execute any documents and take any actions which may be necessary, in the opinion of Aastrom, or its legal counsel, to evidence or perfect any rights of Aastrom hereunder.

     K.   Counterparts
          ------------

          This Agreement may be executed in counterparts all of which together shall constitute one and the same instrument.

     L.   Notices
          -------

          All notices and other communications permitted or required under this Agreement shall be in writing and shall be deemed to have been given when received at the addresses set forth on the signature page hereof, or at such other address as may be specified by one party in writing to the other. Said written notice may be given by mail, telecopy, rush delivery service, telegram, telex, personal delivery or any other means to the parties at the addresses as follow:

          If to the Institution:

          Donna S. Gilberg, CPA
          Manager, Sponsored Programs
          The University of Texas
          M.D. Anderson Cancer Center
          1515 Holcombe Blvd.
          Houston, TX  77030

          If to the Principal Investigator:

          Richard E. Champlin, M.D.
          The University of Texas
          M.D. Anderson Cancer Center
          1515 Holcombe Blvd.
          Houston, TX  77030

          If to Aastrom:

          Thomas E. Muller, Ph.D.
          Aastrom Biosciences, Inc.
          24 Frank Lloyd Wright Drive, Lobby L
          Ann Arbor, MI 48105

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

INSTITUTION:                                 AASTROM:

THE UNIVERSITY OF TEXAS                      AASTROM BIOSCIENCES, INC.
M.D. ANDERSON CANCER CENTER

By:  /s/ DONNA S. GILBERG         By:  /s/ R. DOUGLAS ARMSTRONG
    ----------------------------      -----------------------------
     Donna S. Gilberg, CPA                   Name:
     Manager, Sponsored Programs             Title: President/CEO

Date:  5/10/96                    Date:      5/20/96
      --------------------------       ----------------------------

I have read this agreement and understand my obligations hereunder:

By:  /s/ RICHARD E. CHAMPLIN
   ---------------------------
     Richard E. Champlin, M.D.
     Principal Investigator
     Interim Chairman, Dept. Of Hematology



By:  /s/ ROBERT C. BAST
   ---------------------------
     Robert C. Bast, Jr., M.D.
     Head, Division of Medicine

                                   EXHIBIT A

                                  DEFINITIONS


1.   Aastrom   Aastrom shall have the meaning as set forth in the first
     -------
     paragraph of this Agreement.

2.   Clinical Trial Information   Clinical Trial Information shall have the
     --------------------------
     meaning as set forth in Section VI.A. of this Agreement.

3.   Confidential Information   Confidential Information shall have the meaning
     ------------------------
     as set forth in Section XI.A.

4.   CPS   The CPS means the Cell Production System developed by Aastrom for the
     ---
     ex vivo growth and expansion of human stem and hematopoietic progenitor cells. The CPS consists of : (a) a disposable bioreactor where the growth and expansion of cells takes place; (b) disposable growth medium as required by the cell culture (to which specified growth factors and glutamine are added); and (c) disposable harvest regents which facilitate the removal of the expanded cells from the cell cassette.

5.   Effective Date   The Effective Date shall have the meaning as set forth in
     --------------
     the first paragraph of this Agreement.

6.   FDA   FDA shall have the meaning as set forth in Article 1 of this
     ---
     Agreement.

7.   Institution   Institution shall have the meaning as set forth in the first
     -----------
     paragraph of this Agreement.

8.   Institution Invention   Institution Invention shall have the meaning set
     ---------------------
     forth in paragraph VI.B. of this Agreement.

9.   Principal Investigator   Principal Investigator shall have the meaning as
     ----------------------
     set forth in the Recitals on page 1 of this Agreement.

10.  Protocol   Protocol shall have the meaning as set forth in the Recitals on
     --------
     page 1 of this Agreement.

11.  Study   Study shall have the meaning as set forth in the Recitals on page 1
     -----
     of this Agreement.

                                   EXHIBIT B


                                   PROTOCOL

                            THE UNIVERSITY OF TEXAS
                          M.D. ANDERSON CANCER CENTER

                             DIVISION OF MEDICINE

          CLINICAL FEASIBILITY STUDY OF EXPANDED PROGENITOR CELLS FOR
           HEMATOPOIETIC ENGRAFTMENT IN PATIENTS WITH BREAST CANCER


1.0   OBJECTIVES
2.0   BACKGROUND
3.0   BACKGROUND DRUG AND DEVICE INFORMATION
4.0   PATIENT ELIGIBILITY
5.0   TREATMENT PLAN
6.0   PRETREATMENT EVALUATION
7.0   STUDY PROCEDURES AND EVALUATIONS
8.0   DATA COLLECTION
9.0   ADVERSE EVENTS
10.0  STATISTICAL CONSIDERATIONS AND DATA ANALYSIS
11.0  CLINICAL SUPPLIES
12.0  STUDY MONITORING
13.0  INVESTIGATOR OBLIGATIONS
14.0  REFERENCES
      APPENDIX A:  TOXICITY CRITERIA
      APPENDIX B:  PATIENT EVALUATION
      APPENDIC C:  ZUBROD PERFORMANCE STATUS
      APPENDIX D:  INFORMED CONSENT
      APPENDIX E:  CASE REPORT FORMS

STUDY CHAIRMAN:


----------------------
Richard Champlin, M.D.



STUDY CO-CHAIRMAN:


----------------------         -----------------------
Rakesh Mehra, M.D.             James Gajewski, M.D.

STUDY COLLABORATORS:


-------------------------------      -------------------------
Gabriel Hortobagyi, M.D.             Zia Rahman, M.D.



-------------------------------      -------------------------
David Seong, M.D.                    David Claxton, M.D.



-------------------------------      -------------------------
Borje S. Andersson, M.D., Ph.D.      Koen van Besien, M.D.



-------------------------------      -------------------------
Donna Przepiorka, M.D., Ph.D.        Martin Korbling, M.D.


The Section of Blood and Marrow Transplantation, Departments of Hematology and Medical Breast and Gynecologic Oncology, Division of Medicine, The University of Texas, M.D. Anderson Cancer Center, 1515 Holcombe Boulevard, Houston, Texas 77030. Telephone: 713-792-3611 or 713-792-2684.

                               PROTOCOL ABSTRACT

Protocol:

FEASIBILITY STUDY OF EXPANDED PROGENITOR CELLS FOR HEMATOPOIETIC ENGRAFTMENT IN PATIENTS WITH BREAST CANCER

Study Chairman:  Richard Champlin, M.D.

OBJECTIVES:

Assess the safety of the mixture of early- mid- and late stage bone marrow derived mononuclear cells produced in the Cell Production System (CPS) (primary objective and the biologic effect on hematopoietic recovery after infusion of ex vivo expanded hematopoietic cells following high dose chemotherapy as treatment of patients with breast cancer.

RATIONALE:

High dose chemotherapy is increasingly used for treatment of malignancies. Despite infusion of autologous bone marrow or PBPC, patients experience at least one week of profound pancytopenia prior to engraftment and hematologic recovery. Recently technology for expansion of hematopoietic progenitors ex vivo has been developed and we performed a study showing no toxicity and rapid hematopoietic recovery when given in addition to autologous bone marrow. The expansion systems produces large numbers of progenitors similar to that present in full autologous marrow graft and the expansion conditions do not support the growth of malignant cells, thus the system acts to purge contaminating tumor cells from the autologous graft. Preliminary studies suggest that infusion of large numbers of expanded cells may modify the nadir of granulocytopenia and potentially reduce infectious complications. Recently, Brugger et al reported rapid engraftment and hematopoetic recovery using ex vivo expanded cells alone. This study is designed to assess hematopoietic recovery after high dose chemotherapy and infusion of cells expanded using the Aastrom expansion device.

ELIGIBILITY:

Female patients age 18- 65 years with diagnosis of Stage IV breast carcinoma who are not eligible for protocols of higher priority and who have received no more than one chemotherapy regimen for metastatic disease, with chemotherapy responsive or stable disease at the time of study entry. Zubrod performance status 0 or 1. Patients must be HIV negative and have a creatinine less than or equal to 1.5 mg/dl, SGOT, SGPT, & bilirubin less than 2 x normal, normal cardiac ejection fraction and DLCO greater than 50% of predicted. Patients must have WBC greater than 3,000/mm/3/. Women of childbearing potential must have a negative pregnancy test within 3 weeks of initiation of therapy. Exclusion Criteria include: History of central nervous system (CNS) disease; Concurrent involvement in any other clinical trial that affects engraftment (e.g. other hematopoietic growth factors); Previous pelvic radiotherapy; Previous treatment with mitomycin-C or carmustine (BCNU); any co-morbid conditions which, in the view of the principal investigators, renders the patient at high risk from treatment complications; bone marrow involvement with tumor at the time of marrow harvest as demonstrated by standard histopathological examination of bilateral iliac marrow biopsies.

TREATMENT PLAN:

Prior to planned marrow transplant, 2.25 x 10/8/ mononuclear cells are inoculated into 3 Aastrom expansion devices and expanded ex vivo over the next 12 days. Patients receive the following pretransplant regimen: Cyclophosphamide
2.0 gm/m/2/ IV days -7,-6,-5; Thiotepa 240 mg/m/2/IV days -7, -6, -5; Benu 150 mg/m/2/ days -7, -6, -5 with reinfusion of the ex vivo expanded cells on day 0. Patients with WBC less than .2 by day 12 or less than .5 by day 16 or less than
1.0 after day 21 or platelets less than 20 x 10/9//1 by day 28 or with later graft failure will receive backup bone marrow, harvested using standard techniques with greater than 0.5 x 10/6/ CD34 positive cells/kg. SEE PROTOCOL FOR COMPLETE TREATMENT PLAN

STATISTICAL CONSIDERATION:

10 patients will be treated and receive infusion of ex vivo expanded cells to meet the objectives of the study, to the toxicity and biologic effects of these cells on engraftment.

PATIENT EVALUATION:

Pretreatment evaluation will consist of:  complete history, physical
----------------------------------------
examination, and CBC, diff and platelet count, SMA, cardiac ejection fraction, DLCO, HIV, hepatitis panel. HTLV1, pregnancy test in women of childbearing potential, bilateral bone marrow aspirate and biopsy tumor staging (bone scan with X-ray of hot spots, CXR, CT scan of chest and abdomen, and CEA).
Evaluation following high dose chemotherapy and autologous blood stem cell
--------------------------------------------------------------------------
transplantation:  CBC, diff, platelet counts daily while hospitalized and at
----------------
least twice per week as an outpatient until WBC greater than 3000/mcl and platelets greater than 100,000/mcl. SMA twice per week while hospitalized. Tumor restaging as indicated including bone scan with X-ray of hot spots, CXR, CT scan of abdomen, and CEA at 60 days and as indicated thereafter.

ESTIMATED ACCRUAL

10 patients will be required. It is estimated that 2 patients per month will be accrued: this study accrual will be completed within 6 months.

SITE OF STUDY:

This protocol will be performed in patients both inpatients and outpatients

LENGTH OF STAY:

The total time in hospital is approximately three weeks. This does not represent an increase over the current standard of care for PBPC mobilization and transplantation.

RETURN VISITS:

Patients return to MD Anderson daily to three times per week during the granulocytopenic phase of this treatment up to 28 days post PBPC transplant. Thereafter, they are seen as per standard practice for disease reassessment and long term follow up.

HOME CARE:
None, other than outpatient care monitored at MDACC.

WHERE WILL THE STUDY BE CONDUCTED?
Only MDACC

NAME OF SPONSOR OF FUNDING SOURCE
Aastrom Corporation

COMPETING PROTOCOLS
This protocol is the follow-up to DM94-127.

NAME OF RESEARCH NURSE/DATA MANAGER
Marilyn Davis, R.N.

1.0  OBJECTIVE

     Assess the safety of the mixture of early-, mid-, and late-stage bone marrow-derived mononuclear cells produced in the CPS (primary objective), and the biological effect in terms of hematopoietic recovery after infusion of ex vivo-produced hematopoietic cells following high dose chemotheraphy as treatment of patients with breast cancer.

2.0  BACKGROUND

     Autologous bone marrow transplantation has been increasingly employed as supportive therapy for subjects undergoing high dose chemotheraphy or chemoradiotherapy for malignant diseases, including lymphoma, leukemia, and breast cancer. Breast cancer is now the most frequent indication for autologous bone marrow or blood progenitor cell transplantation.

     Despite the use of cytokines such as granulocyte-macrophage colony-stimulating factor (GM-CSF) and granulocyte colony-stimulating factor (G-
     CSF) following bone marrow reinfusion, there is an obligate period of profound pancytopenia lasting 1-3 weeks, and delayed engraftment can occur, resulting in morbidity or mortality.

     The safety, comfort, and cost of stem- and progenitor cell harvest are also concerns. The standard techniques employed to harvest bone marrow involves obtaining 500-1500 mL of bone marrow from the marrow donor, usually under general anesthesia. In addition to the discomfort caused by the hundreds of marrow aspirates performed, donors are subject to the risks of general anesthesia. Finally, the bone marrow harvest procedure is expensive. Alternatively, stem - and progenitor cells can be collected from peripheral blood by apheresis, but this requires chemotherapy and/or growth factors for mobilization and multiple collections are generally necessary, which are costly.

     Recently, novel technology has been developed to produce stem- and progenitor cell populations in vitro, commonly referred to as ex vivo expansion. Hematopoietic cell expansions achieved with this technology are based upon the principles of continuous perfusion culture, a bioengineered metabolic environment, augmented by hematopoietic growth factors. Through this technology, a small bone marrow or peripheral blood mononuclear cell population can be perfused ex vivo so that total cell numbers, colony forming units (CFUs) and long term culture initiating cells (LTC-ICs) increase up to 20 fold (1-17). In a preliminary study, Brugger et al
                                                                    -----
     recently reported that expanded cells alone can reconstitute hematopoiesis after high dose chemotheraphy (18).

     Important differences exist among approaches, systems and devices used for ex vivo expansion. This study utilizes the Aastrom CPS, which includes a cell culture device and a biological environment designed to allow the establishment of a stromal adherant layer, using constant perfusion with medium, and relatively low concentrations of hematopoietic growth factors. Preliminary studies at MD Anderson Cancer Center (DM94-127), using transplantation of ex vivo-produced cells prepared with this system, in combination with a standard autologous marrow transplant, indicate that ex vivo expansion can be performed reliably and reproducibly, and that no toxicity occurs with intravenous infusion
(19). Ten patients, age 18-60 years with breast carcinoma, were entered into a study transplanting bone marrow plus ex vivo-produced cells. Bone marrow was harvested, collecting greater than 2 x 10/8/ nucleated cells/kg and greater than
0.5 x 10/6/ CD34+ cells/kg. Twelve days prior to the planned bone marrow transplant, 2.25 x 10/8/ mononuclear cells were inoculated into a cell culture device, part of the CPS, and continuously perfused with medium containing PIXY321 (5 ng/ml), Epo (0.1 U/ml) and hydrocortisone (5 x 10-6/ M). The expansion reproducibly increased total nucleated cells, CFU-GM, and long term culture initiating cells (LTC-IC). Patients received Cyclophosphamide
2.0 g/m/2/d; Thiotepa 240 mg/m/2/d; BCNU 150 mg/m/2/d, Days -7, -6, -5, with reinfusion of the cryopreserved bone marrow on Day 0 plus the ex vivo-produced cells four hours later. No toxicity was observed from the expanded cell infusion. Nadir WBC was less than 0.1/ul. All patients engrafted within narrow time ranges, with median recovery of WBC greater than 200/ul on Day 8 (range 7-
8) granulocytes greater than 500/ul on Day 11 (range 10-13) and platelets greater than 25,000/ul on Day 16 (range 13-21) and greater than 50,000 on Day 20 (range 18-27). A median of 4 (range 1-9) platelet and 4 (range 2-9) RBC transfusions were administered. No grade greater than 2 toxicity occurred from the chemotherapy or bone marrow infusions. Four patients had infections unrelated to the infusion of the cells produced in the CPS. These data compare favorably with 29 historical controls receiving the same chemotherapy and autoBMT without cell expansion, in which granulocytes recovered to greater than 500 on Day 11 (range 7-29) and platelets to greater than 25,000 and greater than 50,000 on Days 24 (range 9-78) and 28 (range 9-147), respectively.

A potential advantage of collecting a relatively small marrow inoculum is that the number of contaminating malignant cells is reduced; additionally, growth of breast cancer cells is not stimulated under these expansion conditions (Brugger et al).

Application of this technology to autologous bone marrow and peripheral stem cell transplant offers a potentially attractive means to increase the efficacy and safety of autologous transplantation, while reducing its complexity and cost. In particular, this technology could eliminate the need for operative bone marrow harvests, produce more rapid recovery of hematopoiesis post-transplant, reduce the length of post-transplant hospitalization, and could increase the purity of the stem- and progenitor cells transfused. In addition, the inclusion of cytokine-primed progenitors could result in accelerated hematopoietic recoveries.

        2.1  PREVIOUS PRE-CLINICAL RESEARCH

During hematopoietic expansion culture, total cell numbers increase 8 to 11-fold over 12 days. This includes nonadherent, loosely adherent, and tightly adherent cells. Over 80% of the nucleated cells are viable, as shown by exclusion of propidium iodine stain (4) or Trypan blue dye. These cells have the morphological distribution of normal bone marrow cells, including blast cells and maturing granulocyte precursors, maturing erythroid cells, monocytes and macrophages.

These expanded cells also show typical immunophenotype characteristics of normal granulocyte, erythroid, monocyte/macrophage megakaryocytic, and blast cells (5). Cell surface antigens identified using this technique include CD3, CD11b, CD15, CD20, CD33, CD71, and glycophorin A. While there are minor variations in staining patterns from sample to sample, the expanded cells are typically less than 3% CD3+, 20-50% CD11b+, less than 1% CD19+, and 40-70% CD71+. The frequency of mature T and B lymphocytes in the expanded cell population is significantly reduced.

As shown in the experiments summarized in the Table below, it was shown by Aastrom that varying the standard growth factor combination (IL-3+GM-CSF or PIXY321, Epo, SCF and flt3L) had a direct effect on the productivity of cells in the CPS, but the relative cell mixture composition remained substantially similar. These data were obtained in 36-well plate studies. This finding provided the original justification for selecting the growth factor combination (Epo + PIXY321 + flt3L) for this study to yield the desired relative composition and mixture of early-, mid- and late-stage cells produced in the pre-clinical experiments.

                                                  Product/cm/2/
                               ----------------------------------------------
Growth Factors                 CellsX10/6/     CFU-GM      LTC-IC        n
----------------------         -----------     ------      ------        --
None                              0.58            404      yes/a/         7
Epo, GM-CSF, IL-3, SCF            2.35          4,790        48          23
Epo, GM-CSF, IL-3                 1.13          2,060      yes/a/         3
Epo, PIXY, SCF                    1.72          6,960      yes/a/         4
Epo, PIXY                         1.31          3,140        94          13
Epo, PXY, flt3L                   1.57         10,580       108          14

/a/LTC-IC were not evaluated, but in these conditions, 24 week CFU-GM producing cultures were obtained, representing an LTC-IC proxy.

Aastrom has projected, based on this pre-clinical research, that clinical-size CPSs are expected to yield a mean of 3.0 x 10/9/ cells, 17.7 x 10/6/ CFU-GM and
6.4 x 10/5/ LTC-IC per patient cell yield from the CPS at 1.6 x 10/9/ total nucleated cells and 7.0 x 10/6 CFU-GM. In an average 70 kg patient, this translates to a dose of 2 x 10/6/ CFU-GM/kg. The clinically standard ABMT engrafting dose is reported to be 1 x 10/5/ CFU-GM/kg. Therefore, using the cell dose and the CFU-GM content in the cells produced in the CPS as a key progenitor marker, along with the reliable presence of early stage cells (e.g., LTC-IC, CD34+lin-), there is an expectation that the CPS-produced cells should provide a minimum full engrafting dose for these subjects, with a greater number expected for most patients. Should the minimum cell number, 1.6 x 10/9/, not be attained, the cryopreserved back-up cells will be reconstituted and administered to a subject on Day 0.

It is anticipated that infusion of ex vivo-produced progentiors generated with the CPS will enhance engraftment and shorten time to recovery of granulocytes and platelets and, in so doing, reduce the incidence of infections, febrile episodes and the need for blood- and platelet transfusions.

   2.2 HIGH DOSE CHEMOTHERAPY AND AUTOLOGOUS BONE MARROW TRANSPLANT FOR METASTATIC BREAST CANCER - MD ANDERSON PROGRAM

Breast cancer is responsive to initial combination chemotherapy for metastatic disease with a 50-80% response rate and a 10-20% complete response rate, but few patients are cured and median duration of response is generally less than one year (20-24). Once patients relapse, the response to second-line therapy is 20-40% with very few complete responses (CR) and a median duration of response of 2-3 months and a median survival of 12 months.

When patients with metastatic breast cancer receive high-dose chemotherapy, there is substantially higher complete response rate than that can be achieved with conventional treatment (25-38). Peters el al (39) used a regimen of Cyclophosphamide, Cisplatin, and BCNU or Melphalan in 22 ER-negative patients without prior induction chemotherapy, and reported a 54% CR rate and an overall response rate of 73% and a median duration of response of 7 months from the time of transplant. Antman et al recently reported similar results with a
                       -----
combination of high-dose Carboplatin, Cyclophosphamide and Thiotepa (26); each study reported approximately 20% 5-year disease-free survival. Application of the same therapy to patients with Stage II breast cancer with greater than or equal to 10 positive nodes or Stage III disease has resulted in approximately 70% 5-year disease-free survival, substantially higher than that reported with standard adjuvant therapy in such patients.

Studies from a number of drug-resistant cell lines suggest that different alkylating agents may not be cross-resistant, particularly if they interact with

DNA at different sites, or if the alkylating agent previously used may have specific mechanisms of resistance (such as exaggerated levels of aldehyde dehydrogenase) in tumor cells resistant to Cyclophosphamide. Cyclophosphamide and Thiotepa have been shown to have synergistic activity against human breast cancer in preclinical models (40). These two agents have been used together in high dose therapy with the reported MTD being 6g/m/2/ of Cyclophosphamide with 720 mg/m/2/ of Thiotepa, with severe mucositis being the dose-limiting toxicity if one attempts to increase Thiotepa dose further (41,42). None of the 17 patients treated with 6000 mg/m/2/ of Cyclophosphamide and Thiotepa, in doses ranging from 180 to 720 mg/m/2/ developed mucositis. Mild oral pain and erythema developed in 2/3 patients treated at the 720 mg/m/2/ level of Thiotepa, and at 900 mg/m/2/ 3/3 had severe life-threatening but reversible oral and esophageal mucositis. Cyclophosphamide, BCNU, and Cisplatin has been a commonly used preparative regimen at other centers for ABMT for breast cancer (33). In other studies with high dose BCNU, pulmonary complications can be avoided by lowering the dose of BCNU to 450 mg/m/2/, including the CBT regimen described below.

Phase I studies of the combination of Cyclophosphamide, BCNU, and Thiotepa with autologous bone marrow transplantation in high risk patients with metastatic breast cancer (DM91-031, DM92-060 and DM92-084) were recently evaluated. The maximum tolerated dose was Cyclophosphamide 6 gm/m/2/, BCNU 450 mg/m/2/ and Thiotepa 720 mg/m/2/. The regimen produces marked myelosuppression, but with prompt recovery using autologous bone marrow transplantation. Reponse rates and survival with autologous bone marrow transplantation are highly dependent on patient prognostic characteristics, such as prior disease-free interval, sites and number of metastasis, and response to prior chemotherapy. This regimen has proven to be highly active. Among patients with a partial response to chemotherapy, 52% achieved a complete response with this regimen; results were from comparable to superior to other high dose programs.

3.0  BACKGROUND DRUG AND DEVICE INFORMATION

     3.1  DESCRIPTION OF THE CPS

     The single-use, sealed, sterile cell culture device in the Aastrom CPS consists of three rigid plastic parts separated by a gas-permeable, water-impermeable membrane. The lower cell culture chamber is continuously perfused by growth medium. The cells expand in culture on the plastic surface of the cell culture bed. The upper cell culture chamber is provided with a constant flow of gas, such that oxygenation of the cell culture bed is accomplished by diffusion across the membrane and through the culture medium. Carbon dioxide is removed by the same mechanism.
     The medium used to perfuse the cultured cells is stored in a closed vessel in an adjacent refrigerator at 4 degrees C whose only external connection is by medical grade tubing. A "Y" connector, attached to the effluent line, allows sampling of the cell product prior to harvest, to test for bacterial and fungal contaminants. A detailed device description is provided in the Operator's Manual provided by Aastrom.

    3.1.1  CELL CULTURE CONDITIONS

The hematopoietic cells are suspended in tissue culture medium composed of Iscove's Modified Dulbecco's Media supplemented with 10% fetal bovine serum, 10% horse serum, hydrocortisone (5 x 10/-6/M), PIXY321 (5 ng/ml), glutamine (4 mM), Erythropoietin (Epo 0.1 U/ml), flt3L (5 ng/ml), gentamicin sulfate (5 Fg/ml), vancomycin (20 Fg/ml), sterile water for injection, and are inoculated into the CPS. The cells are cultured in the CPS for 12 days at 37 degrees C with the tissue culture medium continuously replaced with fresh medium. Sampling of the culture medium is carried out 48 hours prior to harvest, to allow testing for bacterial and fungal contaminants.

To harvest the cells, the non-adherent fraction is removed from the cell culture device by draining the growth medium from the cell culture device into the harvest bag. The chamber is then rinsed with 50 ml of Hank's Balanced Salt solution (HBSS) by injection of the solution with a syringe via an access port. This is followed by agitation of the cell culture device and collection of the rinse into the harvest bag. The adherent layer is detached from the cell culture bed surface by injection of 50 ml of Trypsin-EDTA solution by syringe via an access port. This is also followed by agitation of the cell production device and collection of the rinse into the harvest bag. The chamber is then given a final rinse by injecting 50 ml of HBSS with a syringe via an access port. This is followed by agitation of the cell production device and collection of the rinse into the harvest bag.

Following collection, the cells are washed free of culture medium as detailed in the Operator's Manual. The final product is suspended in appropriate media for immediate infusion.

    3.1.2  CELL CULTURE MEDIA INFORMATION

Studies by Aastrom and the University of Michigan have shown that, after the cell washing regimen, the added growth factors and other reagents are below detectable limits, using a very sensitive ELISA assay (R&D Systems, Minneapolis, MN, and Immunex Research Corporation, Seattle, WA). These levels are well below the level of biological activity. The horse and fetal calf sera are tested preclinically for contamination for bacteria, fungi, mycoplasma, endotoxin and viruses. The expanded cell product is washed (See Operator's Manual) prior to transfusion. Nonetheless, the human toxicities and contraindications identified for these drugs are included below:

    3.1.2.1  RECOMBINANT HUMAN EPO

Recombinant Human Erythropoietin: Epoetin Alfa, Procrit, NDC 0062-7402-01 Amgen, Thousand Oaks, CA.

Human Toxicity: Toxicities have included hypertension, headache, fever, seizures, and skin rash. The majority of these subjects had chronic renal failure, and these adverse events are frequent sequelae of chronic renal failure and were not necessarily attributable to Epo.

Contraindications: Epo is contraindicated in subjects with: uncontrolled hypertension, known hypersensitivity to mammalian-derived products, and known sensitivity to human albumin.

    3.1.2.2  PIXY321

PIXY321 is a fusion protein of granulocyte-macrophage colony-stimulating factor (GM-CSF) and interleukin 3 (IL-3).

    3.1.2.3  RECOMBINANT GM-CSF

Human Toxicity: Specific toxicities include peripheral edema, pleural and/or pericardial effusions, fluid retention, sequestration of granulocytes in the lung, supraventricular arrhythmia, elevation of serum creatinine, and elevation of hepatic enzymes.

Contraindications: GM-CSF is contraindicated in subjects with excessive leukemic blasts in the bone marrow or peripheral blood (greater than 10%), or with known hypersensitivity to GM-CSF, yeast-derived products, or any component of the product.

    3.1.2.4  FLT3 LIGAND (FLT3L)

The manufacturer of flt3L, Immunex Research and Development Corporation, Seattle, WA, has advised that a biologic Master File is in preparation for clinical, in vivo grade flt3L, and that the Master File will be submitted to the FDA in 1996, and will be available as reference for the purposes of this clinical feasibility trial (Letter, Immunex to Aastrom, December 11, 1995).

Immunex has also advised that flt3L appeared to be well tolerated when administered to mice and monkeys for 14 days, at doses up to 400 ug/kg/day. Based on the safety profile established by Immunex, including the animal data generated to-date, flt3L has no apparent toxicities, and does not stimulate the proliferation and detrimental activation of mast cells.

As indicated above, the cells produced in the CPS are washed four times, resulting in a 5-log reduction in the presence of media components, to levels below detectable limits. An ELISA, supplied by Immunex, is used to determine residual flt3L levels subsequent to cell washing.

          3.1.2.5  HORSE SERUM

Contraindications:  Known hypersensitivity to horse serum.

          3.1.2.6  FETAL CALF SERUM

Contraindications:  Known hypersensitivity to bovine serum.

   3.1.3  INTENDED USE

The intended use of the CPS is to produce human stem- and hematopoietic progenitor cells to support subjects with compromised hematopoietic systems. A per-patient cell production procedure, beginning with 225 x 10/6/ nucleated bone marrow cells per device, will yield at least 1.6 x 10/9/ cells. The cells will not be infused if the cell yield is below this level; the back-up cells will be infused in such a case.

3.2  CHEMOTHERAPY DRUG INFORMATION

     CYCLOPHOSPHAMIDE NSC# 26271
     Synonyms (Trade names, etc.): Cytoxan, Endoxan
     Therapeutic Classification: Alkylating agent

     Pharmaceutical Data:  Oral tablets of 25 mg and 50 mg; powder for
     -------------------
     injection in vials of 100 mg, 200 mg, and 500 mg.

     Solution Preparation:  Add 5 ml sterile water for injection or normal
     --------------------
     saline for injection to 100 mg vial, 10 ml to 200 mg vial, and 25 ml to 500 mg vial. The resulting concentrations will be 20 mg/ml. For infusion, dilute further with 100-250 ml of D5W or NS and infuse over 15-60 minutes.

     Stability and Storage Requirements:
     ----------------------------------
     Prior to mixing:  Room temperature
     After mixing: Stable for 24 hours at room temperature and 6 days if refrigerated.

     Routes of Administration:  Oral, IV Push, IV infusion
     ------------------------

     Usual Dosage Range:  Up to 2000 mg/m/2/ as a single dose, repeated every 3
     ------------------
     weeks. Smaller doses may be given more frequently. Doses of up to 1.5 gm/m/2/d x 4 may be used in conjunction with bone marrow transplant.

Known Side Effects and Toxicities: Myelopsuppression (leukopenia greater than
---------------------------------
thrombocytopenia), hemorrhagic cystitis, nausea, vomiting, alopecia, and rare amenorrhea and azoospermia.

Special Precautions: Adequate hydration with 2-3 liters of fluid daily with
-------------------
copious urine output can prevent cystitis. Due to significant renal excretion, dose reductions must be made in patients with renal insufficiency.

Status: Commercially available
------

Mechanism of Action: Cyclophosphamide is considered a classical bifunctional
-------------------
alkylating agent, with the predominant alkylation reaction occurring at the 7 nitrogen of guanine. Cyclophosphamide must be activated by liver microsomal enzymes in order to damage the DNA molecule. Although active throughout the cell cycle, the agent is most active during the S phase.

Animal Tumor Data: Cyclophosphamide exerts its greatest activity against the
-----------------
Walker 256 carcinoma, Yoshida ascitic and solid sarcomas, DS-Carcinosarcoma, and Jensen sarcoma. Activity is also noted against the leukemia L1210, adenocarcinoma 755 and sarcoma 189 tumors.

Animal Toxicity: Hypoplastic changes in the bone marrow have been noted. Other
---------------
pathologic findings include hemorrhagic areas in the gastrointestinal tract, bladder, and lungs. Leukopenia was observed to a greater degree than thrombocytopenia.

Human Pharmacology: Cyclophosphamide can be given orally or intravenously,
------------------
although oral absorption is incomplete (30-60% of a dose is recoverable in the stool). Maximum plasma levels are achieved within one hour from an oral dose. Plasma T-1/2 is 4-6.5 hours. Approximately 60% of an intravenous dose is recovered in the urine within 24 hours, requiring dosage adjustments in patients with renal insufficiency. The drug is activated and subsequently deactivated by liver microsomal enzymes.

References:
----------
Bagley, C., et al.: Clinical pharmacology of cyclophosphamide. Cancer Res.
                                                               -----------
33:226-233, 1973. Symposium (various authors): Metabolism and mechanism of action of cyclophosphamide. Cancer Treat. Rep. 60(4):299-525, 1976. Carter,
                            ------------------
S.K.: Cyclophosphamide in solid tumors. Cancer Treat. Rev. 2:295-322, 1975.
                                        ------------------

THIOTEPA
Chemistry: Thiotepa, an ethylenimine derivative, is a polyfunctional
---------
alkylating agent. The drug occurs as fine, white, crystalline flakes having a faint odor and is freely soluble in water and in alcohol. The commercially available powder for injection contains 80 mg of sodium chloride and 50 mg of sodium bicarbonate so that, following reconstitution with sterile water for injection, solutions of the drug are isotonic. Reconstituted Thiotepa solutions containing 10 mg/mL in sterile water for injection may be clear to slightly opaque and have a pH of 7.6.

Stability: Both Thiotepa powder for injection and reconstituted solutions of the
---------
drug should be stored at 2-8 degree C, protected from light. Reconstituted Thiotepa solutions containing 10 mg/mL in sterile water for injection are stable for at least 5 days at 2-8 degree C; however, since the solutions do not contain a preservative, the possibility of microbiologic contamination must be considered. Solutions which are grossly opaque or contain a precipitate should not be used. Although Thiotepa is reportedly unstable in acid media, the manufacturer states that reconstituted solutions of the drug may be diluted with sodium chloride, dextrose, dextrose and sodium chloride, Ringer's, or lactated Ringer's injection. The manufacturer also states that Thiotepa solutions containing 0.5 mg/mL in Ringer's injection are stable for at least 15 days at room temperature or 2-8 degree C. Reconstituted solutions of Thiotepa are compatible with 2% procaine hydrochloride injection and/or 0.1% (1:1000) epinephrine hydrochloride injection.

Pharmacology: Thiotepa, as an alkylating agent, interferes with DNA replication
------------
and transcription of RNA, and ultimately results in the disruption of nucleic acid function. Thiotepa also possesses some immunosuppressive activity. Following intracavitary administration, thiotepa may control malignant effusions by a direct anti-neoplastic effect.

Pharmacokinetics:
----------------
Absorption: Thiotepa is incompletely absorbed from the GI tract. Variable absorption also occurs through serous membranes, such as the pleura and bladder, and from IV injection sites. Absorption through the bladder mucosa may range from 10% to almost 100% of the instilled dose and is enhanced by extensive tumor infiltration or acute mucosal inflammation, following endoscopic surgical procedures or radiation therapy, and in the presence of vesicoureteral reflux. Following IV administration of Thiotepa C14, serum concentrations of radioactivity reportedly begin to decline within 10 minutes, but detectable concentrations persist 72 hours.
Distribution: It is not known if thiotepa or its metabolites are distributed into milk.
Preparations: Parenteral, for injection, 15 mg.

          Carmustine

          Synonyms:  BCNU, BICNU
          Therapeutic Classification:  Nitrosourea

          Pharmaceutical Data:  Each vial contains 100 mg of carmustine.  Each
          -------------------
          vial is packaged with sterile diluent of 3.5 ml of absolute alcohol
          USP.

          Solution Preparation:  Dissolve carmustine first with 3 ml of alcohol
          --------------------
          diluent. Then add 17 ml water for injection. This results in a solution concentration of 5 mg/ml with pH 5.0-6.0.

          Stability and Storage Requirements:  Before mixing:  Store unopened
          ----------------------------------
          vials in refrigerator. Vials may be stored at room temperature for 1 month without significant loss of potency. Drug melts and decomposes at temperatures above 27 degrees C or 80 degrees F. After mixing:
          After diluted for infusion, solutions are stable for 24 hours if protected from light under refrigeration and 2 hours at room temperature without light protection.

          Route of Administration:  I.V. infusion only.
          -----------------------

          Usual Dosage Range:  30-300mg/m/2/ per course.  Upper dose range for
          ------------------
          use as single agent, dosage lower in combination with other agents. Courses usually repeated every 6-8 weeks, or dose may be given in divided portions at 3-4 week intervals. Courses should not be repeated until recovery from toxicities of previous course is adequate.

          Known Side Effects and Toxicities:  The most consistent toxicities
          ---------------------------------
          involve the bone marrow, lymphoid tissue, kidneys, lungs, liver and GI tract.

          Rapid I.V. infusion is associated with intense flushing of the skin and suffusion of the conjunctiva within 2 hours. Nausea and vomiting appear within 2 hours and generally last 4 to 6 hours. Burning at the site of infusion is common. Suppression of the peripheral blood leukocytes and platelet counts is the most severe toxic manifestation and the major dose-limiting factor. Toxicity occurs 3-4 weeks after drug administration and lasts for 2-3 weeks. Elevated SGOT, alkaline phosphatase and bilirubin can occur 28 to 38 days after treatment but is reversible. Renal toxicity as measured by unexplained elevations of BUN was present in 10% of patients but was not related to time, dose, or schedule of the drug. Pulmonary fibrosis has also been reported with long-term therapy. The associated mortality rate is high. The reaction presents either as an insidious cough and dyspnea or sudden onset of respiratory failure. Also risk of developing second malignancies (leukemia) with use of nitrosoureas.

          Special Precautions:  Avoid contact with skin as it might cause known
          -------------------
          staining.

          Status:  Commercially available.
          ------

          Mechanism of Action: The mechanism of action of nitrosoureas is
          -------------------
          assumed to be due to DNA cross linking. Carmustine is an S phase non-specific drug and inhibits DNA, and to a lesser extent, RNA synthesis. Alkylation reactions account for the major effect but it is also thought that carbamylation reactions may contribute significantly to their cytotoxicity. Rapid improvement in drug-resistant terminal Hodgkin's disease indicates its lack of cross-resistance to standard alkylating agents and vinca alkaloids, further suggesting a mode of action different than alkylation alone. It is thought that the intact molecule may not be responsible for activity, but rather may be due to one or more degradation products. Furthermore, the active agent for tumor cell killing may be different from the agent responsible for delayed bone marrow toxicity. In addition, it is known that carmustine interferes selectively with the utilization of histidine.

          References:
          ----------
          Carmustine Drug Monograph.  American Hospital Formulary Service.

4.0  PATIENT ELIGIBILITY

     Female patients, age 18-65 years with diagnosis of Stage IV breast carcinoma, who have received no more than one chemotherapy regimen for metastatic disease, with chemotherapy responsive or stable disease at the time of study entry. Zubrod performance status 0 or 1. Patients must be HIV negative and have creatinine less than or equal to 1.5 mg/dl; SGOT, SGPT, & bilirubin less than 2x normal, normal cardiac ejection fraction and DLCO greater than 50% of predicted. Prior to marrow collection for ex vivo expansion, patients must have WBC greater than 3,000/mm/3/ and platelet count greater than 100,000/mm/3/. Women of childbearing potential must have a negative pregnancy test within 3 weeks of study entry.

     Exclusion Criteria include: History of hypersensitivity to horse serum or fetal calf serum; central nervous system (CNS) disease within 6 months of study entry; Concurrent involvement in any other clinical trial that affects engraftment (e.g. other hematopoietic growth factors); treatment with any growth factors within one week; Previous pelvic radiotherapy rendering the marrow hypocellular; Previous treatment with Mitomycin-C or Carmustine (BCNU); any co-morbid condition which, in the view of the Principal Investigator, renders the patient at high risk from treatment complications; any evidence of bone marrow involvement with tumor as demonstrated by standard histopathological examination of bilateral lilac marrow biopsies within 4 weeks of study entry.

5.0  TREATMENT PLAN

     5.1  Registration

          All patients must be registered with the Data Management office at 713-792-2926 for entry on study.

     5.2  Bone Marrow Harvest

          Patients will undergo back-up bone marrow harvest at any time prior to initiation of the ablative chemotherapy, with cryopreservation, using standard techniques. Patients must have greater than 2 x 10/8/ nucleated cells per kg harvested, including greater than 0.5 x 10/6/ CD34+ cells/kg.

          The bone marrow harvest will be performed by standard technique in an operating suite under general or epidural anesthesia. In a standard harvest, approximately 500-1500 ml of marrow is withdrawn. Patients will have the back-up bone marrow collected simultaneously with the cells for ex vivo production. If a sufficient number of cells are collected, the bone marrow collected will be processed and a small fraction utilized for the ex vivo culture described below, and the remainder of the cells will be cryopreserved per standard technique and held as a back-up for use if the prescribed number of cells is not produced or if graft failure occurs.

     5.3  Ex Vivo Cell Production

          As mentioned in other parts of the Protocol, at the time of bone marrow harvest, all harvested marrow will be delivered to the bone marrow laboratory for processing. A portion of the harvested marrow will be used for cell production in the CPS and the balance of the harvested marrow will be cryopreserved. Twelve days prior to the scheduled bone marrow transplant, 2.5 x 10/8/ mononuclear cells from freshly collected marrow will be placed into the CPS in the presence of PIXY321 (5 ng/ml), hydrocortisone (final concentration 5 x 10/-6/ M), glutamine (4mM), gentamicin sulfate (5 Fg/ml), vancomycin (20 Fg/ml), Epo (0.1 U/ml/day) and flt3L (5 ng/ml). The tissue culture medium will be supplemented with 10% fetal calf serum and 10% horse serum. A sample of the harvested marrow will be sent for bacterial/fungal culture.

          The cell production will be performed in the Aastrom CPS, which is operated in standard, validated laboratory equipment (incubators, refrigerators, gas pumps) which provide for constant temperature (37 degree C), pH (7.2-7.4), and delivery of sterile air (5% CO\\2\\) to the hematopoietic cells.

          Two days prior to the completion of cell production, the cell culture effluent will be sampled to allow for bacterial and fungal testing including gram stain, endotoxin testing and mycoplasma. At the completion of the cell expansion process (12 days), the non-adherent fraction will be removed from the cell culture devices by draining the growth medium from the cell culture devices into the harvest bag. The devices will then be rinsed by using a syringe to inject 50 ml of an HBSS solution into an access port. This is followed by agitation of the cell culture device and collection of the rinse into the harvest bag. The adherent layer will be detached from the cell culture device surface by injection of 50 ml of Trypsin-EDTA solution via an access port. This is again followed by agitation of the cell culture device and collection of the rinse into the harvest bag. The chamber will be then given a final rinse with 50 ml of HBSS, again by injection via an access port. This is followed by agitation of the cell culture device and collection of the rinse into the harvest bag.

          The expanded cells will be washed according to the procedure outlined in the Operator's Manual.

          All subjects will receive freshly harvested expanded cells. The expanded cells must be greater than 80% viable, as determined by Trypan blue dye, and the minimum total cell number, as determined by an automated cell counter, will be 1.6 x 10/9/ cells.

          As part of the standard laboratory in this study, the total cell count, CFU-GM and LTC-IC will be determined for the starting and final cell number. The pre and post expansion sample will be sent for cytology and immunocytochemistry for breast cancer cells.

          Pre-transplant Evaluation of the cultured Cells: 48 hours prior to the collection of the expanded cells, the effluent from the CPS will be tested for bacterial and fungal contamination, as described above. If the bone marrow cultures are either visibly contaminated or are positively cultured for bacterial or fungal contamination, or if the cultures die, the expanded cells will not be returned to the subject, who will then simply receive her cryopreserved bone marrow.

          Flow Cytometry: Aliquots of the ex vivo produced cells (approximately 10 x 10/6/) will be removed at 12 days, placed in a tube containing sterile buffered medium, and shipped by overnight mail carrier to Aastrom Biosciences, Inc., Domino's Farms, 24 Frank Lloyd Wright Drive, Lobby L, Ann Arbor, MI 48105. These cells will be analyzed for the presence of several cell surface markers (CD34, CD11b, CD15, CD33, CD3, CD4, CD8, CD19, CD71, and glycophorin A and other appropriate markers) in the laboratory at Aastrom as potential correlates for the cell production process. The Aastrom Laboratory operates under GLP guidelines.

     Release Criteria: Cells produced in the Aastrom CPS will be considered eligible for release and reinfusion if greater than 1.6 x 10/9/ nucleated cells/kg are recovered after the expansion period and cell washing, and if greater than 80% of the nucleated cells are viable as judged by exclusion of Trypan blue dye. Microbial contamination studies collected from the expansion on Day 10 must be negative.

     If the expansion is not deemed sufficient, a patient will receive her backup marrow instead, without infusion of the expanded cells.

5.4  High Dose CBT and Infusion of Ex Vivo Produced Cells

     5.4.1 The CBT Regimen

     Cyclophosphamide 2.0 gm/m/2/ IV Days -7, -6, -5 (total dose 6 gm/m/2/) with Mesna 500 mg/m/2/ IV 1/2 hour before the first dose of Cyclophosphamide then 2 gm/m/2/ as a continuous infusion over 24 hours for 3 days. Thiotepa 240 mg/m/2/ (total 720 mg/m/2/) will be diluted in normal saline and given over 4 hours daily Days -7, -6, -5. BCNU 150 mg/m/2/ will be dissolved in 100 ml of D5W and given IV piggyback on Days -7, -6, -5 over 40 minutes (total dose 450 mg/m/2/). The ex vivo-produced cells are infused intravenously on Day 0 (the 7th day after the start of chemotherapy). Patients will be premedicated with Tylenol 650 mg PO, Benadryl 50 mg IVPB and Hydrocortisone 50 mg IVPB prior to each infusion.

     5.4.2 Post-Transplant Growth Factor Support

     G-CSF (5 mcg/kg/d) will be administered SQ until granulocytes greater than
     2.0 x 10/9//I or greater than 1.0 x 10/9//I for 3 days. If granulocytes fall to less than 1.0 x 10/9//I, hematopoietic growth factor treatment can be resumed as indicated to maintain an absolute granulocyte count greater than 1.0 x 10/9/L. GM-CSF 250 mg/m2/d may be used in patients intolerant to G-CSF.

     5.4.3 Neutrophil Engraftment and Stopping Rules

     Neutrophil engraftment is defined as recovery of granulocytes to 0.5 x 10/9//I. Back-up autologous bone marrow will be infused intravenously per the following stopping rules:


          5.4.3.1       Background

 .    back-up cells will always be administered to subjects on Day + 16 if ANC is less than 0.5 x 10/9//I;

     . if back-up cells are administered to a subject on Day +16, it is reasonable to assume that an ANC level of 0.5 x 10/9//I can only be reached between Day +16 and Day +20 if the cells produced in the CPS alone contribute to a subject's recovery, because the administration of back-up cells would not be expected to impact engraftment so rapidly, between Days +16 and +20;

     . it is relevant to point out that ANC recovery in the Day +16 to +20 timeframe is often experienced in standard bone marrow transplantation.

               5.4.3.2       Stopping Rules

     With the above as background, stopping rules will be as follows:

     . the trial will be stopped and reevaluated if two subjects fail to reach ANC 0.5 x 10/9//I by Day +20, even with the administration of back-up cells on Day +16;

     . the trial will also be stopped and reevaluated if four of the first five subjects, or if any five of the ten total subjects, required the administration of back-up cells because they failed to reach ANC 0.5 x 10/9//I on or before Day +16.

6.0  PRETREATMENT EVALUATION

     6.1 Complete history and physical examination, including Zubrod performance status (Appendix C)
     6.2  CBC, diff, and platelet count
     6.3  SMA 12 and electrolytes
     6.4  PT, PTT
     6.5  Cardiac ejection fraction
     6.6  Pulmonary function - DLCO
     6.7  HIV, hepatitis, HTLV-1 (1764 panel)
     6.8  Pregnancy test (in fertile women)
     6.9 Tumor staging as indicated including bone scan with Xray of hot spots, CXR, CT scan abdomen, tumor markers, such as CEA will be assessed.
     6.10 Bilateral bone marrow aspirate and biopsy

7.0  STUDY PROCEDURES AND EVALUATIONS

     7.1 Interim history, physical examination and toxicity assessment daily while in hospital and at least weekly until WBC greater than 3000 and platelets greater than 100,000. Toxicity assessment will be made pre-infusion and 2 and 24 hours post-infusion of both the expanded and unexpanded bone marrow cells.
     7.2 CBC, diff, platelet counts daily while hospitalized and at least twice per week as an outpatient until WBC greater than 3000/mcl and platelets greater than 100,000/mcl.
     7.3  SMA twice per week while hospitalized. Electrolytes as indicated.

    7.4 Tumor restaging as indicated including bone scan with Xray of hot spots, CXR, CT scan of abdomen, and CEA, at day 60. Subsequent follow up is as indicated for patients with this malignancy

    7.5 Criteria for discharge: A study subject will be eligible for discharge from the hospital when she meets the following criteria:
        afebrile for 2 or more consecutive days, ANC greater than 500 for 3 consecutive days and Zubrod status of 0, 1 or 2.

    All study subjects will receive follow-up care and treatment (as appropriate) by their physician. The subjects' medical records will be available to medical study monitors should additional information be required.

8.0 DATA COLLECTION

    8.1 General Information

    Data will be recorded using the MD Anderson PDMS system at the time of each evaluation. Data must be recorded for all subjects from whom an Informed Consent is obtained.

    8.2 Contents

    Data to be collected at each of the study time period is as follows:

        Pre-treatment Evaluation
        ------------------------

        - Eligibility criteria
        - Demographic data
        - Medical history
        - Physical examination
        - Laboratory profile
        - Bone marrow biopsy
        - toxicity status

        Baseline (Day 0)
        ----------------

        - Laboratory profile
        - Bone marrow/cultured cell profile
        - Transfusion record
        - Toxicity assessment
        - Vital signs
        - Concomitant medication(s)
        - Infection reporting and adverse effects greater than grade 3 - report immediately to sponsor as event occurs.

        Daily Evaluations (Post-transplant)
        -----------------------------------

        - Laboratory profile
        - Transfusion record
        - Toxicity assessment (note preinfusion, 2 hour and 24 post infusion toxicity assessment above)
        - Vital signs
        - Concomitant medications
        - Infection reporting and grade greater than or equal to 2 adverse effects - report immediately to sponsor as event occurs.

        Hospital Discharge (study completion)
        -------------------------------------

        - Laboratory profile
        - Vital signs
        - Toxicity assessment
        - Concomitant medications
        - Infection reporting and Adverse Effects grade greater than or equal to 3 - Report immediately to sponsor as event occurs.

        Early termination or Day 60
        ---------------------------

        - Laboratory profile
        - Assessment of late toxicity
        - Transfusion record
        - Vital signs
        - Concomitant medications
        - Study completion questionnaire

    8.3 Quality System

    Quality system procedures are designed to ensure that complete, timely, and accurate data are submitted, that protocol requirements are followed, and that complications and/or adverse reactions are immediately identified.

    The study monitors will promptly review all incoming data to identify inconsistent or missing data and adverse effects. Data problems will be addressed in telephone calls and correspondence to the investigational site and during site visits. Clinical monitoring procedures are described in
    Section 12 of this protocol. The Medical Monitor will receive immediate notification of adverse reactions Grade greater than or equal to 3. Both the site and Aastrom will maintain secure hard copy Case Record Forms and data files.

9.0 ADVERSE EFFECTS

    All adverse effects, whether or not considered anticipated, must be recorded in PDMS. Unanticipated effects, as defined below, must be reported promptly to the sponsor for further evaluation and adequate required reporting to IRBs and investigators.

    9.1 Anticipated Adverse Effects

    The preliminary clinical experience has not identified any serious adverse effects on health or safety caused by or associated with the CPS and no adverse effects related to the ex vivo use flt3 ligand are anticipated. Patients undergoing high dose chemotherapy are anticipated to experience anorexia, nausea, vomiting, mucositis, pancytopenia and associated infections while neutropenia. Some patients may develop organ toxicities from high dose therapy. The anticipated events are therefore those associated with bone marrow transplantation and/or chemotherapy.

    9.2 Unanticipated Adverse Effects

    An unanticipated adverse effect is:

    - Any serious effect on health or safety or any life-threatening problem, or death caused by, or associated with, a device, if that effect, problem, or death was not previously identified in nature, severity, or degree of incidence in the investigational plan, or any other unanticipated serious problem that relates to the rights, safety or welfare of subjects.
      [21 CFR 812.3(s)]

    - In particular, any unexpected grade III or IV toxicities or any other serious event that might be attributable to the infusion of the expanded hematopoietic cells.

    Reporting requirements:

    - Unanticipated adverse effects should be reported to the Aastrom Study Director, Thomas E. Muller, Ph.D., Vice President Regulatory Affairs, immediately by the Investigator and subsequently to BRI.

    - Aastrom requires an immediate telephone report followed by a written report within 5 days.

    - An investigator shall submit to Aastrom and the reviewing IRB a report of any unanticipated adverse device effect occurring as soon as possible, but no later than 10 working days after the investigator learns of the effect [21 CFR 812.150(a)(1)]. Aastrom shall immediately conduct an evaluation and report the results of the evaluation to FDA and to reviewing IRB's and participating investigator(s) within 10 working days after the sponsor first receives the notice of the effect [21 CFR 812.150(b)(1)]. If Aastrom determines that an unanticipated adverse effect presents an unreasonable risk to subjects, all investigations or parts of investigations presenting that risk shall be terminated as soon as possible [21 CFR 812.46(b)].

    9.3 DEPARTURE FROM PROTOCOL

    When a situation occurs which requires a departure from the protocol, the Principal Investigator or other physician in attendance will contact the Medical Monitor by telephone:

    Thomas E. Muller, Ph.D.
    Vice President Regulatory Affairs
    Aastrom Biosciences, Inc.
    24 Frank Lloyd Wright, Lobby L
    Ann Arbor, MI 48105
    Telephone: 313-930-5555
    Fax: 313-665-0485

    Contact with the Medical Monitor will be made as soon as possible in order to discuss the situation and agree on an appropriate course of action. The patient's medical records and source documents will describe the departure from the protocol and the circumstance requiring it.

10. STATISTICAL CONSIDERATIONS AND DATA ANALYSIS

    10.1 Evaluation of the Data

    All subjects will be evaluated. Descriptive statistics will be presented for demographic variables and baseline characteristics such as age, sex, medical history, physical examination results, cost information (especially as this relates to morbidity).

    The primary endpoint is the safety of the cells produced in the CPS. To assess the hematopoietic recovery post-infusion with ex vivo-produced cells, the day of engraftment is defined by the first day on which granulocytes are greater than 0.5 times 10/9//I are observed. Other secondary endpoints include nadir WBC and platelet count, febrile days, treatment related complications, antitumor response, and survival.

    Secondary Endpoints:

    a. The day of platelet transfusion independence with platelet count greater than 20,000/mm/3/, 50,000/mm/3/ and 100,000/mm/3/ as defined by first of two consecutive time points on which platelet counts meet these endpoints not related to transfusion
    b. Packed red blood cell transfusion and platelet transfusion requirements.
    c. Number of documented infections.
    d. Number of bleeding episodes.
    e. Number of days of hospitalization.

    f. Tumor response and response duration
    g. Patient survival at 90 days post transplant.

    10.2 Safety variables

    Safety variables summarized will include incidence of adverse effects (including duration, severity, and outcome). Other safety variables reported will include the incidence and types of laboratory abnormalities. When the frequencies are sufficiently large, a Fisher's exact test or Chi-square test may be used to compare enrolled subjects and historical controls including approximately 65 patients receiving autologous bone marrow transplants without expansion using the same preparative regimen (DM92-060).

    10.3 Biological Effect Variables

         The following biological effects will be summarized:

         - Incidence of febrile neutropenia
         - Time to platelet transfusion independence
         - Antibiotic usage:
               Number of days on antibiotics
               Number of total antibiotic days (Number antibiotics times number days)
               Number of days on antifungals
               Number of days on antivirals
         - Number of documented infections
         - Time to neutrophil engraftment
         - Length of initial hospital stay

11.0 CLINICAL SUPPLIES

     A complete CPS description is provided in the Operator's Manual.

     11.1 Materials and Supplies

          11.1.1 CPS

     Aastrom will supply the CPS, which includes the cell culture device. This device consists of three rigid plastic parts (top, cell bed, and base), and a gas-permeable, water-impermeable membrane. Additional components include the means to facilitate air removal, seals to maintain leak-tight integrity, and mechanical fasteners.

          11.1.2 Growth Medium

     The culture medium is prepared at the clinical site by supplementing a custom medium, produced to Aastrom specifications in a FDA-registered facility in compliance with cGMPs (21 CFR 820), with glutamine and growth factors in accordance with a standard operating procedure. Medium components are shipped to or procured by the clinical trial site according to instuctions, specifications and acceptance criteria defined by Aastrom.

            11.1.3  Supporting Tubing and Materials

     Aastrom will supply the supporting tubing, harvest container, and waste container. These components will be supplied in sterile packages (for single use only).

     11.2   Packaging and Labeling

     The package labeling includes the statement "Caution, Investigational Device-Limited by United States Law to Investigational Use," Lot Number, "Sterile unless unit package is opened or damaged," and "Manufactured for Aastrom Biosciences, Inc."

     11.3   Assembly

     Components of the CPS will be received at the clinical test sites in sterile packages. The elements of the system will be connected under a laminar flow hood using aseptic technique provided in the Instructions for Use. The instructions for use will be provided by Aastrom.

     11.4   Storage Requirements

     The devices may be stored indefinitely under typical laboratory conditions (50 degrees F to 90 degrees F) and may be transported at temperatures up to 125 degrees F.

     11.5   Retrieval and/or Disposal of Investigational Materials

     At the completion of the cell production process and harvest, the devices will be considered biohazardous waste and disposed of in accordance with standard procedures at the test site. Record will be made of the date of disposal and initials of the individual responsible for their disposition.

12.0 STUDY MONITORING

     12.1   Medical Monitor

     The Medical Monitor will review the investigational plan, review adverse reactions and/or unanticipated device effects as reported by the Investigator and interpret clinical results. The Medical Monitor for this study is:

     Thomas E. Muller, Ph.D.
     Vice President Regulatory Affairs
     Aastrom Biosciences, Inc.

Domino's Farms
24 Frank Lloyd Wright Dr., Lobby L
Ann Arbor, MI  48105
Telephone:  313-930-5555
Fax:  313-665-0485

12.2   Clinical Monitor

Aastrom has designated BRI International, Inc., as Clinical Monitor for this study. The Clinical Monitor is qualified by training and experience to oversee the conduct of the study. The Clinical Monitor's responsibilities include maintaining regular contact with the investigational site, through telephone contact, correspondence and on-site visits, to ensure that the investigational plan and FDA regulations are followed, that complete, timely and accurate data are submitted, that problems with inconsistent and incomplete data are addressed, and that the site facilities continue to be adequate. Any questions regarding these matters should be addressed to:

Diane Goleb, Senior Project Director
BRI International, Inc.
15825 Shady Grove Road
Rockville, MD  20850
Telephone:  301-548-0500
Fax:  301-548-0519

12.3   Monitoring Procedures

       12.3.1  Preinvestigational Site Visit

The Preinvestigational Site Visit, conducted by the Clinical Monitor, will involve review of relevant FDA regulations and inspection procedures, the investigational plan, requirements for IRB review and approval, completion and submission of forms, record keeping requirements, and administrative reports.

The adequacy of the facilities, the availability of the investigators, the potential number of study participants, and the provisions for staff support will also be assessed during the Preinvestigational Site Visit.

       12.3.2  Routine Monitoring Visits

Regular clinical monitoring visits to the investigational site will be conducted by Aastrom and BRI.

To ensure that the Principal Investigator and his staff understand and accept their defined responsibilities, the Clinical Monitor will maintain regular correspondence and perform periodic site visits during the course of the study to verify the continued acceptability of the facilities, compliance with the investigational plan and relevant FDA regulations, and the maintenance of complete records. Clinical monitoring will include review and resolution of missing or inconsistent results and source document checks (i.e., comparison of submitted study results to original reports) to assure the accuracy of the reported data.

     The Clinical Monitor will evaluate and summarize the results of each site visit in written reports, identifying any repeated data problems with any investigator and specifying recommendations for resolution of noted deficiencies.

          12.3.3 Termination/Close-out Procedures

     The Clinical Monitor, BRI, will notify the investigator in writing of study completion/termination. The letter will include the reason for termination, document unresolved study discrepancies, and remind the investigator of her obligation to retain records according to FDA regulations.

     BRI will be responsible for meeting the FDA regulations with regards to record keeping and records retention.

     BRI will conduct a standard closure monitoring site visit. The objectives of the closing visit are:

     -    verify compliance with protocol and FDA regulations;
     -    ensure accuracy and completeness of subject and administrative files;
     -    resolve any outstanding questions/problems;
     -    verify accountability for the test devices;
     - ensure the proper disposition of test devices and completed case report forms;
     - confirm the investigator's understanding of his/her regulatory obligations, including record retention requirements.

13.0 INVESTIGATOR OBLIGATIONS

     13.1 Principal Investigator Responsibilities

          13.1.1 Compliance

     The Principal Investigator is responsible for ensuring that the study is conducted according to the signed Investigator Agreement, the investigational plan, and applicable FDA regulations for protecting the rights, safety and welfare of subjects under the Investigator's care. The Principal Investigator must follow the Investigator Agreement, the investigational plan, and all conditions of FDA and IRB approval.

          13.1.2 Awaiting Approval

     Written confirmation of IRB approval must be provided to Aastrom prior to the start of the study. The Principal Investigator may determine whether potential subjects would be interested in participating in a study but may not request signature of the Informed Consent or allow any subject to participate until FDA and the reviewing IRB have approved the study.

          13.1.3 Supervising Device Use

     The Principal Investigator must supervise all use of the CPS involving human subjects and may not supply the device to any person not specifically authorized to receive it according to the investigational plan and applicable regulations.

          13.1.4 Informed Consent

     The Principal Investigator shall make known to each subject the nature, expected duration, and purpose of the study; the administration and hazards of treatment; and available alternative therapy. Signed, written Informed Consent must be obtained prior to treatment. The original will be kept by the Principal Investigator and will be subject to review by Aastrom. Subjects will be informed that their medical records will be subject to review by Aastrom and the FDA. Subjects shall be informed that they are free to refuse participation in this clinical investigation; and if they participate, that they may withdraw from the study at any time without prejudicing future care.

          13.1.5 Device Disposal

     Upon completion or termination of the study or the Principal Investigator's participation in this study, or at Aastrom's request, the Principal Investigator must return to Aastrom the device(s) or otherwise dispose of the device(s) as Aastrom directs.

          13.1.6 Reporting Requirements

     Any life-threatening and/or unexpected serious (grade 3 or 4) toxicities will be reported immediately to the Study Chairman who, in turn, will notify the IRB (Surveillance Committee) and the study sponsor.

          13.1.7 Inspections and Records

     In accordance with the Investigator Agreement, the Principal Investigator shall permit authorized FDA employees to enter and inspect any site where the device or records pertaining to the device are held, and to inspect and copy all records relating to an investigation, included subject records.

          13.1.8 Investigator Records

    The Principal Investigator will maintain complete, accurate and current study records, including the following materials:

    - Correspondence with FDA, Aastrom, BRI, and the IRB;
    - Record of receipt of the device;
    - Instructions for device use;
    - Subject Records, including Informed Consent, copies of Case Report Forms and supporting documents (laboratory reports, medical records, etc.);
    - Log Book;
    - Current study protocol and a log of any significant protocol deviations (e.g., lack of informed consent or treatment of ineligible subjects);
    - Adverse event reports;
    - Certification that the investigational plan has been approved by all of the necessary approving authorities;
    - The approved blank informed consent form and blank subject report forms.
    - Signed Investigator's Agreement with CV's of the Principal Investigator and all participating sub-investigators attached.

    These records shall be maintained for a period of 2 years after the latter of the following two dates: the date on which the investigation is terminated or completed, or the date that the records are no longer required for purposes of supporting a premarket approval application or notice of completion of a product development protocol.

        13.1.9 Investigator Reports

    The Principal Investigator will be responsible for the following reports:

            13.1.9.1 Unanticipated Adverse Effects

    The Investigator will report any serious adverse effect, death or life-threatening problems that may reasonably be regarded as caused by the CPS to Aastrom and the reviewing IRB as soon as possible but no later than 10 working days after the event. All anticipated serious adverse effects should be documented with an explanation of any medical treatment administered.

    An unanticipated serious adverse effect is defined as any serious adverse effect on health or safety, or any life-threatening problem or death caused by, or associated with this device, if that effect, problem, or death was not previously identified in nature, severity, or degree of incidence in this investigational plan.

            13.1.9.2 Withdrawal of IRB Approval

    The Principal Investigator will immediately notify to Aastrom (within 5 working days) if, for any reason, the IRB withdraws approval to conduct the investigation.

    The report will include a complete description of the reason(s) for which approval was withdrawn.

        13.1.9.3 Departure from Protocol

    The Principal Investigator shall notify Aastrom and the IRB of any deviation from the investigational plan made to protect the life or physical well-being of a subject in an emergency. A full report should be made as soon as possible and in no case later than 5 working days after the emergency.
    NOTE: Except in such an emergency, prior approval by Aastrom is required for changes in, or deviations from, the investigational plan. If such changes or deviations may affect the scientific soundness of the plan or the rights, safety or welfare of subjects, FDA and IRB approval are also required.

        13.1.9.4 Progress Reports

    The Principal Investigator is required to submit progress and administrative reports to Aastrom, and to the reviewing IRB. Reports will include the number of study subjects, a summary of all adverse reactions, and a general description of the study's progress.

        13.1.9.5 Final Report

    The Principal Investigator will submit a final report to Aastrom within four weeks following termination of the study or that site's participation in the study, and within three months to the IRB.

        13.1.9.6 Other Reports

    Upon request, the Principal Investigator will provide accurate, complete, and current information to Aastrom Biosciences, Inc., the FDA, and to the reviewing IRB.

        13.1.9.7 Investigator Materials Accountability

    All devices received and used by the Principal Investigator will be inventoried and accounted for throughout the study. The devices will be stored in a secured area. Upon study completion, all unused devices will be returned to Aastrom. A final inventory will then be performed.

        13.1.9.8 Laboratory Normal Values

    The investigational site must maintain a current copy of normal values used by that site's clinical laboratory. The Principal Investigator must assess the clinical significance of all abnormal laboratory values. All clinically significant abnormalities must be characterized by the Principal Investigator as treatment-related, not treatment-related, or of uncertain etiology; all abnormalities judged treatment-related or of uncertain etiology must be repeated. Any abnormal values that persist should be followed at the Principal Investigator's discretion. In some cases, significant changes within the normal range will require similar judgment.

        13.1.9.9 Disclosure of Data

    All information concerning this clinical study are considered confidential. The Principal Investigator agrees to use this information only to accomplish this study and will not use it for other purposes without Aastrom's written consent.

    It is understood by the Principal Investigator that the information developed in the clinical study may be disclosed as required to the United States Food and Drug Administration.

    In order to allow for the use of the information derived from the clinical studies, it is understood that there is an obligation to provide Aastrom with complete test results and all data developed in the study.

    Aastrom has no objection to the publication of the results of this study by the investigator. However, a pre-publication manuscript must be provided to Aastrom at least 30 days before the manuscript is submitted to a publisher.

    Aastrom agrees that before it publishes any results of the study, a pre-publication manuscript will be provided to the investigator for review at least 30 days prior to the submission to a publisher.

        13.1.10 Records Retention and Access

    FDA regulations require that, following completion of a clinical trial, a copy of all subject and administrative records pertaining to that study be maintained by the Investigator for 2 years after FDA approval of the investigational device, or, if no application for approval is filed or intended to be filed, for 2 years after all investigations have been completed, terminated, or discontinued, whichever time period is longer.

    Completed data records must be made available for review by Aastrom, the Clinical Monitor, and FDA. To ensure the accuracy of data submitted, it is mandatory that representatives of Aastrom and of the FDA have access to source documents (i.e., subject medical records, charts, laboratory reports, etc.). Subject confidentiality will be protected at all times.

    Aastrom reserves the right to terminate the study for refusal of the Principal Investigator to supply source documentation of work performed in this study.

14.0 REFERENCES

1. Traycoff CM, Kosak ST, Grigsby S, Srour EF. Evaluation of ex vivo expansion potential of cord blood and bone marrow hematopoietic progenitor cells using cell tracking and limiting dilution analysis. Blood. 1995;85:2059-68.

2. Sandstrom CE, Bender JG, Papoutsakis ET, Miller WM. Effects of CD34/+/ cell selection and perfusion on ex vivo expansion of peripheral blood mononuclear cells. Blood. 1995;86:958-70.

3. Moore MAS. Expansion of myeloid stem cells in culture. Seminars in Hematology. 1995;32:183-200.

4. Verfaillie CM. Direct contact between human primitive hematopoietic progenitors and bone marrow stroma is not required for long-term in vitro hematopoiesis. Blood. 1992;79:2821-6.

5. Koller MR, Paisson MA, Manchel I, Paisson BO. Long-term culture-initiating cell expansion is dependent on frequent medium exchange combined with stromal and other accessory cell effects. Blood. 1995;86:1784-93.

6. Koller MR, Bender JG, Papoutsakis ET, Miller WM. Effects of synergistic cytokine combinations, low oxygen, and irradiated stroma on the expansion of human cord blood progenitors. Blood. 1992;80:403-11.

7. Haylock DN, To LB, Dowse TL, Juttner CA, Simmons PJ. Ex vivo expansion and maturation of peripheral blood CD34/+/ cells into the myeloid lineage. Blood. 1992;80:1405-12.

8. Rafii S. Shapiro, F, Pettengell R, et al. Human bone marrow microvascular endothelial cells support long-term proliferation and differentiation of myeloid and megakaryocytic progenitors. Blood. 1995;86:3353-63.

9. McKenna HJ, De Vries P, Brasel K, Lyman SD, Williams DE. Effect of flt3 ligand on the ex vivo expansion of human CD34/+/ hematopoietic progenitor cells. Blood. 1995;86:3413-20.

10. Srour EF, Brandt JE, Briddell RA, Grigsby S, Leemhuis T, Hoffman R. Long-term generation and expansion of human primitive hematopoietic progenitor cells in vitro. Blood. 1993;81:661-9.

11. Koller MR, Bender JG, Miller WM, Papoutsakis ET. Expansion of primitive human hematopoietic progenitors in a perfusion bioreactor system with IL-3, IL-6, and stem cell factor. Bio Technology. 1993;11:358-63.

12. Brandt JE, Briddel RA, Srour EF, Leemhuis TB, Hoffman R. Role of c-kit ligand in the expansion of human hematopoietic progenitor cells. Blood. 1992;79-634

13. Brugger W, Mocklin W, Heimfeld S, Berenson RJ, Mertelsmann R, Kanz L. Ex vivo expansion of enriched peripheral blood CD34/+/ progenitor cells by stem cell factor, interleukin-1b (IL-1b), IL-6, IL-3, interferon-gamma, and erythropoietin. Blood. 1993;81:2579-84.

14. Koller MR, Emerson SG, Paisson BO. Large-scale expansion of human stem and progenitor cells from bone marrow mononuclear cells in continuous perfusion cultures. Blood. 1993;82:378-84.

15. Verfaillie CM, Catanzarro PM, Li W. Macrophage inflammatory protein 1a, interleukin 3 and diffusible marrow stromal factors maintain human hematopoietic stem cells for at least eight weeks in vitro. J Exp Med. 1994;179:643-9.

16. Coutinho LH, Will A, Radford J, Schiro R, Testa NG, Dexter TM. Effects of recombinant human granulocyte colony-stimulating factor (CSF), human granulocyte macrophage-CSF, and Gibbon interleukin-3 on hematopoiesis in human long-term bone marrow culture. Blood. 1990;75:2118-29.

17. Shapiro F, Yao T-J, Raptis G, Reich L, Norton L, Moore MAS. Optimization of conditions for ex vivo expansion of CD34/+/ cells from patients with stage IV breast cancer. Blood. 1994;84:3567-74.

18. Brugger W, Heimfeld S, Berenson RJ, Mertelsmann R, Kanz L. Reconstitution of hematopoiesis after high-dose chemotherapy by autologous progenitor cells generated ex vivo. NEJM. 1995;333:283-7.

19. Champlin RE, Mehra R, Gajewski J, et al. Ex vivo expanded progenitor cell transplantation in patients with breast cancer. Blood. 1995;(in press):(abs)

20. Hortobagyi GN, Bodey GP, Buzdar AU, et al. Evaluation of high dose versus standard FAC chemotherapy for advanced breast cancer in protected environment unit: a prospective randomized study. J Clin Oncol. 1987;5:354-64.

21. Hortobagyi GN. Multidisciplinary management of advanced primary and metastatic breast cancer. Cancer. 1994;74 Suppl.416-23.

22. Aisner J, Cirrincione C, Perloff M, et al. Combination chemotherapy for metastatic or recurrent carcinoma of the breast--A randomized phase III trial comparing CAF versus VATH versus VATH alternating with CMFVP: Cancer and Leukemia Group B Study 8281. J Clin Oncol. 1995;13:1443-52.

23. Hayes DF, Henderson IC, Shapiro CL. Treatment of metastatic breast cancer:
Present and future prospects. Semin Oncol. 1995;22 Suppl. 5:5-21.

24. Henderson IC. Chemotherapy for advanced disease. In: Harris JR, Hellmans Henderson IC, Kinne DW, eds. Breast Diseases. Philadelphia: JB Lippincott; 1987:428-79.

25. Cheson BD. Bone marrow transplant trials for breast cancer. Oncology. 1991;5:55-62.

26. Antman K, Ayash L, Elias A, et al. A phase II study of high-dose cyclophosphamide, thiotepa, and carboplatin with autologous marrow support in women with measurable advanced breast cancer responding to standard-dose therapy. J. Clin Oncol. 1992;10:102-10.

27. Eddy DM. High-dose chemotherapy with autologous bone marrow transplantation for the treatment of metastatic breast cancer. J Clin Oncol. 1992;10:657-70.

28. Broun ER, Sridhara R, Sledge GW, et al. Tandem autotransplantation for the treatment of metastatic breast cancer. Journal of Clinical Oncology. 1995;13:2050-5.

29. Antman K, Corringham R, De Vries E, et al. Dose intensive therapy in breast cancer. Bone Marrow Transplant. 1992;10 Suppl. 1:67-73.

30. Bezwoda WR, Seymour L, Dansey RD. High-dose chemotherapy with hematopoietic rescue as primary treatment for metastatic breast cancer: A randomized trial. Journal of Clinical Oncology. 1995;13:2483-9.

31. Rosti G, Lasset C, Albertazzi L, et al. The EBMT data on high-dose chemotherapy in breast cancer. Bone Marrow Transplant. 1992;10 Suppl. 2:37

32. Hryniuk WM, Bush H, The importance of dose intensity in chemotherapy of metastatic breast cancer. J Clin Oncol. 1984;2:1281-7.

33. Peters WP, Ross M, Vredenburgh JJ, et al. High-dose chemotherapy and autologous bone marrow support as consolidation after standard-dose adjuvant therapy for high-risk primary breast cancer. J Clin Oncol. 1993;11:1132-43.

34. Vaughan WP. Autologous bone marrow transplantation in the treatment of breast cancer: Clinical and technologic strategies. Semin Oncol. 1993;20 Suppl. 6:55-8.

35. Ayash LJ, Elias A, Wheeler C, et al. Double dose-intensive chemotherapy with autologous marrow and peripheral-blood progenitor-cell support for metastatic breast cancer: A feasibility study. J Clin Oncol. 1994;12:37-44.

36. Crown J, Vahdat L, Vennelly D, et al. High-intensity chemotherapy with hematopoietic support in breast cancer. Ann NY Acad Sci. 1993;698:378-88.

37. Dunphy FR, Spitzer G, Buzdar AU, et al. Treatment of estrogen receptor-negative or hormonally refractory breast cancer with double high-dose chemotherapy intensification and bone marrow support. J Clin Oncol. 1990;8:1207-16.

38. Hortobagyi GN, Dunphy F, Buzdar AU, Spitzer G. Dose intensity studies in breast cancer-Autologous bone marrow transplantation. Prog Clin Biol Res. 1990;354B:195-209.

39. Peters WP, Shpall EJ, Jones RB, et al. High Dose combination alkylating agents with bone marrow support as initial treatment for metastatic breast cancer. J Clin Oncol. 1988;6:1368-76.

40. Teicher B, Cucchi C, Lee J, et al. Alkylating agents. In vitro studies of cross-resistence patterns in human tumor cell lines. Cancer Res.
1986;46:4379-83.

41. Williams SF, Bitran JD, Kaminer l, et al. A phase 1-II study of bialkylator chemotherapy high-dose thiotepa and cyclophosphamide with autologous bone marrow reinfusion in patients with advanced cancer. J Clin Oncol. 1987;5:260-5.

42. Eder JP, Antman K, Elias A, et al. Cyclophosphamide and thiotepa with autologous bone marrow transplantation in patients with solid tumors. JNCI. 1988;80:1221-6.

                                  APPENDIX A


                               TOXICITY CRITERIA
(Bearman et al., J Clin Oncol, 6:1562, 1988)

                   Grade 1                      Grade 2                        Grade 3
Cardiac      Mild EKG abnormality,        Moderate EKG                   Severe EKG
             not requiring medical        abnormalities                  abnormalities with no
             intervention; or noted       requiring and                  or only partial
             heart enlargement on         responding to medical          response to medical
             CXR with no clinical         intervention; or               intervention; or
             symptoms                     requiring continuous           heart failure with no
                                          monitoring without             or only minor
                                          treatment; or                  response to medical
                                          congestive heart               intervention; or
                                          failure responsive             decrease in voltage
                                          to digitalis or                by more than 50%
                                          diuretics

Bladder      Macroscopic hematuria        Macroscopic hematuria          Hemorrhagic cystitis
             after 2 d from last          after 7 d from last            with frank blood,
             chemotherapy dose with       chemotherapy dose not          necessitating
             no subjective symptoms       caused by infection; or        invasive local
             of cystitis and not          hematuria  after 2 d           intervention with
             caused by infection          with subjective                with instillation of
                                          symptoms of cystitis           scierosing agents,
                                          not caused by infection        nephrostomy or other
                                                                         surgical procedure

Renal        Increase in creatinine       Increase in                    Requires dialysis
             up to twice the              creatinine above
             baseline value recorded      twice baseline but
             before start of              not requiring
             conditioning                 dialysis

Lung         Dyspnea without CXR          CXR with extensive             Interstitial changes
             changes not caused by        localized infiltrate           requiring mechanical
             infection or congestive      moderate interstitial          ventilatory support
             heart failure; or CXR        changes combined with          or greater than 50%
             showing isolated             dyspnea and not                oxygen by facemask
             infiltrate or mild           caused by infection            and not caused by
             interstitial changes         or CHF; or decrease            infection or CHF
             without symptoms not         in PO2 greater than
             caused by infection or       10% from baseline but
             congestive heart             not requiring
             failure                      mechanical
                                          vertilation or
                                          greater than 50% O2
                                          by facemask and not
                                          caused by infection
                                          or CHF

Hepatic      Mild dysfunction with        Moderate dysfunction           Severe dysfunction
             bilirubin 2.1-6 mg/dl;       with bilirubin 6.1-20          with bilirubin greater
             or weight gain greater       mg/dl; or weight gain          than 20 mg/dl; or
             than 2.5-5% from             greater than 5% from           hepatic encephalopathy;
             baseline of                  baseline of                    or ascites compromising
             noncardiac origin; or        noncardiac origin;             respiratory function
             SGOT/SGPT increase           or SGOT/SGPT increase
             more than 2-fold but         greater than 5-fold
             less that 5-fold from        from the lowest
             the lowest                   preconditioning; or
             preconditioning              clinical ascites or
                                          image documented
                                          ascites

                                  APPENDIX B

                              Patient Evaluation


Tests                             Pre            During Study              Post
History & Physical                X

CBC, diff & platelets             X              daily                    weekly

SMA 12                            X              twice per week           weekly

PT,PTT                            X              as indicated

Cardiac ejection fraction & EKG   X

Pulmonary function-DLCO           X

Pregnancy test                    X

HIV, hepatitis, HTLV-1            X

Bone marrow aspirate and biopsy   X

Tumor Staging-Bone scan +Xray of  X                                 3,6,12,18,24
hot spots, CT Abdomen, CXR,                                     and as indicated
CEA, CA-125 as indicated

                            THE UNIVERSITY OF TEXAS
                          M.D. ANDERSON CANCER CENTER
                               INFORMED CONSENT

PROTOCOL TITLE: CLINICAL FEASIBILITY STUDY OF EXPANDED
                PROGENITOR CELLS FOR HEMATOPOIETIC ENGRAFTMENT
                IN PATIENTS WITH BREAST CANCER

1.   ____________________________                ____________________
     PARTICIPANT'S NAME                          I.D. NUMBER
     You have the right to know about the procedures that are to be used in your participation in clinical research so as to afford you an opportunity to make the decision whether or not to undergo the procedure after knowing the risks and hazards involved. This disclosure is not meant to frighten or alarm you; it is simply an effort to make you better informed so you may give or withhold your consent to participate in clinical research. This informed consent does not supersede other informed consents you may have signed.

DESCRIPTION OF RESEARCH
-----------------------
2. PURPOSE OF STUDY: Chemotherapy at standard or usual doses does not always kill all the cancer cells. In such cases, higher doses of chemotherapy may be helpful. However, these higher doses may destroy normal bone marrow as well as cancer cells, so previously collected blood forming bone marrow cells are given by vein to replace the damaged bone marrow.

     The goal of this clinical research study is to determine whether we can speed up recovery after high-dose chemotherapy and bone marrow transplant in patients with breast cancer growing the cells in the laboratory before infusion.

3.   DESCRIPTION OF RESEARCH:
     This study will include patients with stage 4 breast cancer. 12 days before treatment begins, about 100 cc of bone marrow will be removed from patient's hip with a syringe and needle while under general anesthesia. A sample of the marrow will be placed in an investigational device that will increase (expand) the number of blood-forming cells (stem cells). Patients will also have a full bone marrow harvest under anesthesia, (approximately 1 quart), collected at the same time or another occasion. This will be saved as a back up to be given back by vein in case of poor recovery of blood counts after infusion of the expanded cells.

     The patient will stay in the hospital during the high-dose chemotherapy and transplant procedure. The chemotherapy drugs in this treatment plan are cyclophosphamide, carmustine (BCNU), and thiotepa. These drugs in lower doses are FDA-approved and commercially available. These drugs, at the same or higher doses, have been used in other bone marrow transplant studies at M.D. Anderson and are considered active against breast cancer and reasonably safe. Before treatment begins, a catheter (a special tube) will be inserted into a vein in the patient's chest. The chemotherapy drugs, fluids, antibiotics, bone marrow, and other blood products will be given through the catheter.

     Each drug will be given to the patient for 3 days. One week after the start of chemotherapy, the patient will receive the expanded blood-forming cells. Patients will undergo frequent blood tests over the next several weeks to monitor their recovery and to check for side effects of the treatment. The patient will probably be in the hospital for about 3 weeks. About 10 patients will take part in this study.

4.   RISKS, SIDE EFFECTS, AND DISCOMFORTS TO PARTICIPANTS:

     Risks of Bone Marrow Collection
     -------------------------------
     Bone marrow is collected from several places in the hip with a syringe and needle while the patient is under general anesthesia. The patient may have pain at the sites that the marrow was taken from. Rarely, patients have a reaction to the anestesia (sometimes fatal), bleeding, infection, or injury to the sciatic nerve, which runs along the leg.

     Risks of High Dose Chemotherapy
     -------------------------------
     Anti-cancer drugs injure normal tissues as well as cancer cells. Side effects of these drugs may include: hair loss, nausea, vomiting, diarrhea, mouth ulcers (sores), skin rashes, bleeding and infection, weakness, slight risk of damage of the heart, lung, liver, kidney, or nervous system.

     Most of these side effects can occur even at standard doses of these drugs. However, using high doses makes it more likely that patients will have bleeding, infection, and other side effects.

     Risks of Bone Marrow Transplant
     -------------------------------
     In a preliminary study involving 10 patients none had any side effects from the expanded cell infusion. Potential risks of infusing expanded blood-forming cells include: shortness of breath, strain on the heart, and allergic reaction to the chemicals used while processing or storing the expanded blood-forming cells.

     After the high-dose chemotherapy, the patient's blood cell counts fall to very low values. When blood cell counts are low, the patient is at high risk for bleeding and infection. At this point, the patient usually requires antibiotics and transfusions of red blood cells and platelets. (Red blood cells carry oxygen through the body, and platelets help control bleeding). Approximately 5% of patients who receive an autologous transplant for breast cancer die of complications from the transplant, usually a side effect of the high dose chemotherapy or an infection that develops while blood counts are low.

     This clinical research study may involve unforeseeable risks to the participant.
     4a. This clinical research may involve unforeseeable risks to unborn children; therefore, the participants should practice adequate methods of birth control throughout the period of their involvement in the clinical research study if they are sexually active. To help prevent injury to children, female participants should refrain from breast feeding during participation in the clinical research study.

5. POTENTIAL BENEFITS: The expanded blood-forming cells to the bone marrow that is transplanted may help the bone marrow recover and start producing new blood cells faster. This would reduce the risk of bleeding and infection. By starting with a smaller amount of bone marrow and the effects of the cell culture, it is expected that the chance of malignant cells being infused is reduced.

     Using high doses of the drugs may cause the cancer to shrink more than it would if lower doses of the same drugs were used.

6.   ALTERNATE PROCEDURES OR TREATMENTS:
     Common drugs used to treat breast cancer include mitomycin, methotrexate, doxorubicin, 5-fluorouracil, vinblastine, cyclophosphamide, taxol. Instead of taking part in the clinical research study described above, patients could receive one or a combination of these drugs at standard doses. Also, patients might be able to take part in clinical research studies of other drugs. Patients could also have a blood stem cell or bone marrow transplant without receiving the expanded blood-forming cells.

UNDERSTANDING OF PARTICIPANTS
-----------------------------

7. I have been given an opportunity to ask any questions concerning the treatment involved and the investigator has been willing to reply to my inquiries. This treatment will be administered under the above numbered and described clinical research protocol at this institution. I hereby authorize Dr. ______________, the attending physician/investigator, and designated associates to administer the treatment.

8. I have been told and understand that my participation in this clinical research study is voluntary. I may decide not to participate, or withdraw my consent and to discontinue my participation in this study at any time. Such action will be without prejudice and there shall be no penalty or loss of benefits to which I may otherwise be entitled, and I will continue to receive treatment by my physician at this institution.

     Should I decide not to participate or withdraw from this clinical research if, I have been advised that I should discuss the consequences or effects of my decision with the physician.

     In addition, I understand that the investigator may discontinue the clinical research study if, in the sole opinion and discretion of the investigator, the study or treatment offers me little or no future benefit, or the supply of medication ceases to be available or other causes prevent continuation of the clinical research study. The investigator will notify me should such circumstances arise and my physician will advise me about available treatments which may be of benefit at that time.

     I will be informed of any new findings developed during the course of this clinical research study which may relate to my willingness to continue participation in this study.

 9. I have been assured that confidentiality will be preserved except that qualified monitors from Aastrom Biosciences and the Food and Drug Administration (FDA) may review my medical record if appropriate and necessary. Qualified monitors shall include assignees authorized by the Surveillance Committee of this institution provided that confidentiality is assured and preserved. My name will not be revealed in any reports or publications resulting from this study, without my expresses consent. In special circumstances, the FDA might be required to reveal the names of participants.

10. I have been informed that should I suffer any injury as a result of participation in this research activity, reasonable medical facilities are available for treatment at this institution. I understand, however, that I cannot expect to receive any credit or reimbursement for expenses from this institution or any financial compensation from this institution for such injury.

11. I have been informed that I should inquire of the attending physician whether or not there are any services, investigational agents or devices, and/or medications being offered by the sponsor of this clinical research project at reduced cost or without cost. Should the investigational agent become commercially available during the course of the study. I understand that I may be required to cover the cost of subsequent doses.

    Costs related to my medical care including expensive drugs, tests or procedures that may be specifically required by this clinical research study shall be my responsibility unless the sponsor or other agencies contribute toward said costs. I have been given the opportunity to discuss the expenses or costs associated with my participation in this research activity.

12. It is possible that this research project will result in the development of beneficial treatments, new drugs, or possible patentable procedures, in which event I cannot expect to receive any compensation or benefits from the subsequent use of information acquired and developed through participation in this research project.

13. I understand that refraining from breast feeding and practicing effective contraception are medically necessary and a prerequisite for my participation in this clinical research study. Should contraception be interrupted or if there is any suspicion of pregnancy, my participation in this clinical research study will be terminated at the sole discretion of the investigator.

14. I may discuss any questions or problems during or after this study with Dr. Richard Champlin at 713-792-3611. In addition, I may discuss any problems I may have or any questions regarding my rights during or after this study with the Chairman of the Surveillance Committee at 713-792-3220 and may in the event any problem arises during this clinical research contact the parties named above.

CONSENT

Based upon the above, I consent to participate in the research and have received a copy of the consent form.


______________________________               ________________________________
DATE                                         SIGNATURE OF PARTICIPANT


_____________________________                ________________________________
WITNESS OTHER THAN PHYSICIAN                 SIGNATURE OF PERSON RESPONSIBLE
  OR INVESTIGATOR                              AND RELATIONSHIP

I have discussed this clinical research study with the participant and/or his or her authorized representative, using a language which is understandable and appropriate. I believe that I have fully informed this participant of the nature of this study and its possible benefits and risks, and I believe the participant understood this explanation.



                                              ________________________________
                                              PHYSICIAN/INVESTIGATOR

                                  APPENDIX D

                            THE UNIVERSITY OF TEXAS
                          M.D. ANDERSON CANCER CENTER
                               INFORMED CONSENT

PROTOCOL TITLE: FEASIBILITY STUDY OF EXPANDED PROGENITOR CELLS FOR
                HEMATOPOIETIC ENGRAFTMENT IN PATIENTS WITH
                BREAST CANCER


1. _________________________________      __________________________________
   PARTICIPANT'S NAME                     I.D. NUMBER

   You have the right to know about the procedures that are to be used in your participation in clinical research so as to afford you an opportunity to make the decision whether or not to undergo the procedure after knowing the risks and hazards involved. This disclosure is not meant to frighten or alarm you; it is simply an effort to make you better informed so you may give or withhold your consent to participate in clinical research. This informed consent does not supersede other informed consents you may have signed.

DESCRIPTION OF RESEARCH
-----------------------

2. PURPOSE OF STUDY: Chemotherapy at standard or usual doses does not always kill all the cancer cells. In such cases, higher doses of chemotherapy may be helpful. However, these higher doses may destroy normal bone marrow as well as cancer cells, so a bone marrow transplant is done to replace the damaged bone marrow.

   The goal of this clinical research study is to determine whether we can speed up recovery after high-dose chemotherapy and bone marrow transplant in patients with breast cancer growing the cells in the laboratory before infusion. (See Section 4.1, Risks of Experimental Protocol.)

3. DESCRIPTION OF RESEARCH:

   This study will include patients with breast cancer that has spread to the lymph nodes or to other organs. Twelve days before treatment begins, a full bone marrow harvest, approximately one quart, will be obtained from the patients under general anesthesia. An aliquot of the marrow, less than 10%, will be used to innoculate the investigational device, the Cell Production System (CPS), and the bulk of the harvest, other 90%, will be cryopreserved and saved as back-up in case of poor recovery of blood counts after the infusion of the cells produced in the CPS, or for later therapeutic use, if necessary.

   The patients will stay in the hospital during the high-dose chemotherapy and transplant procedure. The chemotherapy drugs in this treatment plan are cyclophosphamide, carmustine (BCNU), and Thiotepa. These drugs in lower doses are FDA-approved and commercially available. These drugs, at the same or higher doses, have been used in other bone marrow transplant studies at M.D. Anderson and are considered active against breast cancer and reasonably safe. Before treatment begins, a catheter (a special tube) will be inserted into a vein the patient's chest. The chemotherapy drugs, fluids, antibiotics, bone marrow, and other blood products will be given through the catheter.

     Each drug will be given to the patient for 3 days. One week after the start of chemotherapy, the patient will receive the expanded blood-forming cells. Patients will undergo frequent blood tests over the next several weeks to monitor their recovery and to check for side effects of the treatment. The patient will probably be in the hospital for about 3 weeks. About 14 patients will take part in this study.

4.   RISKS, SIDE EFFECTS, AND DISCOMFORTS TO PARTICIPANTS:

     4.1  Risks of Experimental Protocol
          ------------------------------

     I have been advised that the Cell Production System, used in this experimental protocol, has been evaluated previously in a clinical feasibility (safety) study without any adverse events (see Section 4.4). Nevertheless, I understand that this experimental protocol may represent a relatively high risk clinical procedure that may cause delayed neutropenia (low white cell counts) and thrombocytopenia (low platelet counts), and delayed engraftment of my transplant. Prolongation of low white counts or platelet counts may increase the risk of infection and bleeding, may prolong hospitalization and can potentially increase the risk of death. However, the risk of these complications is unknown, and experience with transplants that have prolonged low white counts and platelet counts do not appear to have an increased risk of fatal complications. Prolonged time to engraftment and loss of engraftment can be occasionally seen even when standard sources of stem cells are used, such as unexpanded bone marrow or peripheral blood stem cells.

     I also understand that every effort will be used to ensure my safety and recovery, including the availability and potential administration of back-up bone marrow obtained as part of my bone marrow harvest. The additional back-up marrow will be given if there is a delay in blood count recovery, or if blood counts decrease after initial engraftment. I understand that I have an option to select to have my physician employ alternate procedures of treatment for my disease, as outlined in Section 6 of this document.

     4.2  Risks of Bone Marrow Collection
          -------------------------------

     Bone marrow is collected (harvested) from several places in the hip with a syringe and needle while the patient is under general anesthesia. The patient may have pain at the sites that the marrow was taken from. Rarely, patients have a reaction to the anesthesia (sometimes fatal), bleeding, infection, or injury to the sciatic nerve, which runs along the leg.

     4.3  Risks of High Dose Chemotherapy
          --------------------------------

     Anti-cancer drugs injure normal tissues as well as cancer cells. Side effects of these drugs may include: hair loss, nausea, vomiting, diarrhea, mount ulcers (sores), skin rashes, bleeding and infection, weakness, slight risk of damage of the heart, lung, liver, kidney, or nervous system.

     Most of these side effects can occur even at standard doses of these drugs. However, using high doses makes it more likely that patients will have bleeding, infection, and other side effects.

     4.4  Risks of Bone Marrow Transplant
          -------------------------------

     In a preliminary study involving 10 patients none had any side effects from the expanded cell infusion. Potential risks of infusing expanded blood-forming cells include: shortness of breath, strain on the heart, and allergic reaction to the chemicals used while processing or storing the expanded blood-forming cells.

     After the high-dose chemotherapy, the patient's blood cell counts fall to very low values. When blood cell counts are low, the patient is at high risk for bleeding and infection. At this point, the patient usually requires antibiotics and transfusions of red blood cells and platelets. (Red blood cells carry oxygen through the body, and platelets help control bleeding.) Approximately 5% of patients who receive an autologous transplant for breast cancer die of complications from the transplant, usually a side effect of the high dose chemotherapy or an infection that develops while blood counts are low.

     This clinical research study may involve unforeseeable risks to the participant.

     This clinical research may involve unforeseeable risks to unborn children; therefore, the participants should practice adequate methods of birth control throughout the period of their involvement in the clinical research study if they are sexually active. To help prevent injury to children, female participants should refrain from breast feeding during participation in the clinical research study.

5.   POTENTIAL BENEFITS:

     The expanded blood-forming cells from the bone marrow that is transplanted may help the bone marrow recover and start producing new blood cells faster. This would reduce the risk of bleeding and infection. By starting with a smaller amount of bone marrow it is expected that the chances of malignant cells being in the marrow collection is less.

     Using higher doses of the drugs may cause the cancer to shrink more than it would if lower doses of the same drugs were used.

     The back-up bone marrow, obtained as part of my bone marrow harvest, may be available for my further treatment later, should this become necessary.

6.   ALTERNATE PROCEDURES OR TREATMENTS:

     Common drugs used to treat breast cancer include mitomycin, methotrexate, doxorubicin, 5-fluorouracil, vinblastine, cyclophosphamide, taxol. Instead of taking part in the clinical research study described above, patients could receive one or several of these drugs at standard doses. Also, patients might be able to take part in clinical research studies of other drugs. Patients could also have a blood stem cell or bone marrow transplant without receiving the expanded blood-forming cells.

UNDERSTANDING OF PARTICIPANTS
-----------------------------

7. I have been given an opportunity to ask any questions concerning the treatment involved and the investigator has been willing to reply to my inquiries. This treatment will be administered under the above numbered and described clinical research protocol at this institution. I hereby authorize Dr. ___________________, the attending physician/investigator, and designated associates to administer the treatment.

8. I have been told and understand that my participation in this clinical research study is voluntary. I may decide not to participate, or withdraw my consent and to discontinue my participation in this study at any time. Such action will be without prejudice and there shall be no penalty or loss of benefits to which I may otherwise be entitled, and I will continue to receive treatment by my physician at this institution.

     Should I decide not to participate or withdraw from this clinical research if, I have been advised that I should discuss the consequences or effects of my decision with the physician.

     In addition, I understand that the investigator may discontinue the clinical research study if, in the sole opinion and discretion of the investigator, the study or treatment offers me little or no future benefit, or the supply of medication ceases to be available or other causes prevent continuation of the clinical research study. The investigator will notify me should such circumstances arise and my physician will advise me about available treatments which may be of benefit at that time.

     I will be informed of any new findings developed during the course of this clinical research study which may relate to my willingness to continue participation in this study.

9. I have been assured that confidentiality will be preserved except that qualified monitors from or representing Aastrom Biosciences and the Food and Drug Administration may review my medical and hospital records if appropriate and necessary. Qualified monitors shall include assignees authorized by the Surveillance Committee of this institution provided that confidentiality is assured and preserved. My name will not be revealed in any reports or publications resulting from this study; without my express consent.

10. I have been informed that should I suffer any injury as a result of participation in this research activity, reasonable medical facilities are available for treatment at this institution. I understand, however, that I cannot expect to receive any credit or reimbursement for expenses from this institution or any financial compensation from this institution for such injury.

11. I have been informed that I should inquire of the attending physician whether or not there are any services, investigational agents or devices, and/or medications being offered by the sponsor of this clinical research project at reduced cost or without cost. Should the investigational agent become commercially available during the course of the study, I understand that I may be required to cover the cost of subsequent doses.

     Costs related to my medical care including expensive drugs, tests or procedures that may be specifically required by this clinical research study shall be my responsibility unless the sponsor or other agencies contribute toward said costs. I have been given the opportunity to discuss the expenses or costs associated with my participation in this research activity.

12. It is possible that this research project will result in the development of beneficial treatments, new drugs, or possible patentable procedures, in which event I cannot expect to receive any compensation or benefits from the subsequent use of information acquired and developed through participation in this research project.

13. I understand that refraining from breast feeding and practicing effective contraception are medically necessary and a prerequisite for my participation in this clinical research study. Should contraception be interrupted or if there is any suspicion of pregnancy, my participation in this clinical research study will be terminated at the sole discretion of the investigator.

14. I may discuss any questions or problems during or after this study with Dr. Richard Champlin at 713/792-3611. In addition, I may discuss any problems I may have or any questions regarding my rights during or after this study with the Chairman of the Surveillance Committee at 713/792-3220 and may in the event of any problem arises during this clinical research contact the parties named above.

CONSENT
-------

Based upon the above, I consent to participate in the research and have received a copy of the consent form.


-----------------------------          -----------------------------------
DATE                                   SIGNATURE OF PARTICIPANT



-----------------------------          -----------------------------------
WITNESS OTHER THAN                     SIGNATURE OF PERSON RESPONSIBLE
PHYSICIAN OR INVESTIGATOR              AND RELATIONSHIP


I have discussed this clinical research study with the participant and/or his or her authorized representative, using a language which is understandable and appropriate. I believe that I have fully informed this participant of the nature of this study and its possible benefits and risks, and I believe the participant understood this explanation.



                                       -----------------------------------
                                       PHYSICIAN/INVESTIGATOR

                                  APPENDIX E
                               CASE REPORT FORMS

--------------------------------------------------------------------------------
ELIGIBILITY                   AASTROM BIOSCIENCES, INC.                       +
FORM 1          +         CPS Replacement Feasibility Trial                AAS02
--------------------------------------------------------------------------------
Subject Initials                                                FOR BRI USE ONLY
[_]FI  [_]MI  [_]LI                                             ----------------
Social Security Number/Hospital I.D.                       BRIDOCID:
[_][_][_][_][_][_][_][_][_]
P.I. Name                      Visit Date                  AAS-2-ELIG-12/1/95
[_][_][_][_][_][_][_][_]       [_][_]M  [_][_]D  [_][_]Y   ---------------------
--------------------------------------------------------------------------------
                              INCLUSION CRITERIA
--------------------------------------------------------------------------------

                                                                                                                  Yes     No     N/A
                                                                                                                       ("X" one)
1.   Subject is female and is greater than or equal to 18 years old and less than or equal to 65 years old........[_]1   [_]2

2.   Subject is not pregnant, not lactating, and has a negative serum pregnancy test (within last 2 weeks)........[_]1   [_]2   [_]3

3.   Subject is diagnosed with stage II, III, or IV breast carcinoma and has received no more than
     two chemotherapy regimens, is currently chemoresponsive or has stable disease................................[_]1   [_]2

4.   Subject has a Zubrod performance status of 0 or 1............................................................[_]1   [_]2

5.   Subject's baseline laboratory tests are within protocol specified limits (HIV negative and estimated creatine clearance greater than 50 mL/min; SGOT, SGPT, and bilirubin less than 2x normal:
     normal cardiac ejection fraction and DLCO greater than 50% predicted; WBC greater than 3,000/mm/3/ and
     platelet count greater than 100,000/mm/3/)...................................................................[_]1   [_]2

6.   Subject is a candidate for autologous bone marrow transplantation............................................[_]1   [_]2

7.   Subject is willing and able to comply with protocal and follow-up requirements...............................[_]1   [_]2

8.   Subject or authorized representative has signed informed consent.............................................[_]1   [_]2

                                   Questions 1 - 8 must be marked "Yes" for study participation.
------------------------------------------------------------------------------------------------------------------------------------
                                                     EXCLUSION CRITERIA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  Yes     No
                                                                                                                   ("X" one)
9.   Subject has known bone marrow involvement with tumor, as demonstrated by standard
     histopathological examination of bilateral iliac marrow biopsies (within last 2 weeks).......................[_]1   [_]2

10.  Subject has history of central nervous system (CNS) disease..................................................[_]1   [_]2

11.  Subject has known hypersensitivities to bovine and/or horse serum............................................[_]1   [_]2

12.  Subject is currently involved in another clinical trial that affects engraftment.............................[_]1   [_]2

13.  Subject has been treated with growth factors within the last week (7 days)...................................[_]1   [_]2

14.  Subject has had previous pelvic radiotherapy.................................................................[_]1   [_]2

15.  Subject has been previously treated with BCNU, mitomycin-C...................................................[_]1   [_]2

16.  Subject has a co-morbid condition which, in the view of the Investigator,
     renders the subject at high risk from treatment complications................................................[_]1   [_]2

                                   Questions 9 - 16 must be marked "No" for study participation.
----------------------------------------------------------------------------------------------------------------------------

+                                                   +         /        /
 --------------------------------                    --------------------------
 Investigator Signature                              Date Signed
--------------------------------------------------------------------------------
Copyright BRI.

-----------------------------------------------------------------------------------------------------------------------
PRETREATMENT MEDICAL                               AASTROM BIOSCIENCES, INC.
HISTORY                                       CPS Replacement Feasibility Trial                               AAS02

FORM 2              +                                                                                       +
-----------------------------------------------------------------------------------------------------------------------
                                                                                 FF                  FOR BRI USE ONLY
Subject Initials:                                                                                    ----------------
[_] FI [_] MI [_] LI                                                             BRIDOCID:
Social Security Number/Hospital I.D.
[_] [_] [_] [_] [_] [_] [_] [_] [_]
P.I. Name                                                                        AAS-2-PTH-11/14/95
[_] [_] [_] [_] [_] [_] [_] [_]                                                  -------------------------------------

----------------------------------------------------------------------------------------------------------------------
         ALL ITEMS MUST BE COMPLETED. MISSING OR INCORRECTLY COMPLETED ITEMS WILL REQUIRE ADDITIONAL FOLLOW-UP.
----------------------------------------------------------------------------------------------------------------------
                                                       VISIT DATE
-----------------------------------------------------------------------------------------------------------------------

1.   Visit Date:................................................................. [_] [_]     [_] [_]     [_] [_]
                                                                                   Month        Day         Year
-----------------------------------------------------------------------------------------------------------------------
                                                    MEDICAL HISTORY
-----------------------------------------------------------------------------------------------------------------------
                         IF SUBJECT HAS CURRENT DIAGNOSIS OF CONDITION, PLEASE INDICATE BY MARKING
                                 ABNORMAL AND DESCRIBING THE CONDITION IN THE SPACE PROVIDED.

                                        ("X" one)           Specify abnormalities other than those associated with
                                    Normal  Abnormal        the leukemia/lymphoma
 2.  Skin..........................  [_]1     [_]2      2.  ___________________________________________________________
 3.  Eyes, Ears, Nose, Throat......  [_]1     [_]2      3.  ___________________________________________________________
 4.  Ophthalmic....................  [_]1     [_]2      4.  ___________________________________________________________
 5.  Mouth and Gum.................  [_]1     [_]2      5.  ___________________________________________________________
 6.  Respiratory...................  [_]1     [_]2      6.  ___________________________________________________________
 7.  Cardiovascular................  [_]1     [_]2      7.  ___________________________________________________________
 8.  Musculoskeletal ..............  [_]1     [_]2      8.  ___________________________________________________________
 9.  Gastrointestinal..............  [_]1     [_]2      9.  ___________________________________________________________
10.  Hepatic.......................  [_]1     [_]2     10.  ___________________________________________________________
11.  Urogenital....................  [_]1     [_]2     11.  ___________________________________________________________
12.  Renal.........................  [_]1     [_]2     12.  ___________________________________________________________
13.  Endocrine and Metabolic.......  [_]1     [_]2     13.  ___________________________________________________________
14.  Neurological..................  [_]1     [_]2     14.  ___________________________________________________________
15.  Psychological.................  [_]1     [_]2     15.  ___________________________________________________________
16.  Hematopoietic/Lymphatic.......  [_]1     [_]2     16.  ___________________________________________________________
17.  Extremities...................  [_]1     [_]2     17.  ___________________________________________________________
18.  Allergies.....................  [_]1     [_]2     18.  ___________________________________________________________
19.  Other.........................  [_]1     [_]2     19.  ___________________________________________________________
-----------------------------------------------------------------------------------------------------------------------
+                                                                     +
     ______________________________________________                             __________/__________/__________
     Recorder Signature                                                          Date Signed
-----------------------------------------------------------------------------------------------------------------------
Copyright BRI.

-----------------------------------------------------------------------------------------------------------------------
PRETREAT, PHYSICAL EXAM                           AASTROM BIOSCIENCES, INC.                                     +
FORM 3            +                           CPS Replacement Feasibility Trial                               AAS02
-----------------------------------------------------------------------------------------------------------------------
Subject Initials:                                                                                    FOR BRI USE ONLY
[_] FI [_] MI [_] LI                                                             BRIDOCID:           ----------------
Social Security Number/Hospital I.D.
[_] [_] [_] [_] [_] [_] [_] [_] [_]
P.I. Name                                  Visit Date                            AAS-2-FS-12/05/95
[_] [_] [_] [_] [_] [_] [_] [_]            [_] [_] M [_] [_] D [_] [_] Y         -------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                       PHYSICAL EXAMINATION
----------------------------------------------------------------------------------------------------------------------
1.   HEIGHT....[_][_][_] . [_] cm   2.  Weight....[_][_][_] . [_] kg

3.  Vital signs:
     Temperature                  Respirations                       Pulse                        Blood Pressure
  (degrees Celsius)              (breaths/min)                     (beats/min)                         (mm Hg)
                                                                                                systolic      diastolic
    [_][_] . [_]                     [_][_]                          [_][_][_]                 [_][_][_]  /   [_][_][_]

                                        ("X" one)
                                    Normal  Abnormal    Specify abnormalities
4.   Skin..........................  [_]1     [_]2      _______________________________________________________________
5.   Eyes, Ears, Nose, Throat......  [_]1     [_]2      _______________________________________________________________
6.   Respiratory...................  [_]1     [_]2      _______________________________________________________________
7.   Cardiovascular................  [_]1     [_]2      _______________________________________________________________
8.   Musculoskeletal...............  [_]1     [_]2      _______________________________________________________________
9.   Abdomen.......................  [_]1     [_]2      _______________________________________________________________
10.  Gastrointestinal..............  [_]1     [_]2      _______________________________________________________________
11.  Genitourinary.................  [_]1     [_]2      _______________________________________________________________
12.  Lymphatic.....................  [_]1     [_]2      _______________________________________________________________
13.  Neurological..................  [_]1     [_]2      _______________________________________________________________
14.  Extremities...................  [_]1     [_]2      _______________________________________________________________

15.  Liver:             Palpable [_]1      Non-palpable [_]2     [_][_]cm     below right costal margin
16.  Spleen:            Palpable [_]1      Non-palpable [_]2     [_][_]cm     below left costal margin

17.  Date ECG taken (within the last 60 days):     [_][_] M [_][_] D [_][_] Y

            Results:        Normal [_]1      Abnormal [_]        If abnormal, specify:_________________________________

18.  a.  Breast cancer stage:                       I [_]1               II [_]2            III [_]3            IV [_]4

     b.  Disease status:       No evidence of disease [_]1      Residual bone lesion [_]2       No-osseous disease [_]3

19.  Zubrod status:        [_]
20.  Cardiac ejection fraction (within 2 months of harvest date):       [_][_]%
21.  Pulmonary function (within 2 months of harvest date):         DLCO [_][_]%
-----------------------------------------------------------------------------------------------------------------------
                                                   RECORD OF PREPARATIVE REGIMEN
-----------------------------------------------------------------------------------------------------------------------
22.  Number of previous Chemo and/or Radio Therapy regimens        [_][_]
23.  Preparative regimen:
       Chemo/Radio                 Total            Date Started            Date Stopped           Total Dose
         Therapy                 Daily Dose                                                         Administered
__________________________   ________________   ____ M ____ D ____ Y    ____ M ____ D ____ Y  _______________________
__________________________   ________________   ____ M ____ D ____ Y    ____ M ____ D ____ Y  _______________________
__________________________   ________________   ____ M ____ D ____ Y    ____ M ____ D ____ Y  _______________________
__________________________   ________________   ____ M ____ D ____ Y    ____ M ____ D ____ Y  _______________________
__________________________   ________________   ____ M ____ D ____ Y    ____ M ____ D ____ Y  _______________________
-----------------------------------------------------------------------------------------------------------------------
+                                                                      +
     ______________________________________________                             __________/__________/__________
     Recorder Signature                                                          Date Signed
-----------------------------------------------------------------------------------------------------------------------
Copyright BRI.

-------------------------------------------------------------------------------------------------------
LABORATORY                             AASTROM BIOSCIENCES, INC.                                   +
FORM 4        +                    CPS Replacement Feasibility Trial                            AAS02
-------------------------------------------------------------------------------------------------------
Subject Initials                                                                     FOR BRI USE ONLY
[_]FI [_]MI [_]LI                                                                    ------------------
Social Security Number/Hospital I.D.                                BRIDOCID:
[_] [_] [_] [_] [_] [_] [_] [_] [_]
P.I. Name                             Date                          AAS-2-LAB-12/07/95
[_] [_] [_] [_] [_] [_] [_] [_]       [_][_]M [_][_]D [_][_]Y       -----------------------------------
-------------------------------------------------------------------------------------------------------
                                      LABORATORY TEST RESULTS
-------------------------------------------------------------------------------------------------------

1. CBC:
   a.  Hemoglobin (gm/dl)..............................................................[_][_][.][_][_]
   b.  Hematocrit (%)..................................................................[_][_][.][_][_]
   c.  Platelet Count (x10/3/ per cumm)................................................      [_][_][_]
   d.  WBC (x10/3/ per cumm)...........................................................[_][_][.][_][_]
           WBC differential:
       1)  Neutrophils (%).............................................................         [_][_]
       2)  Lymphocytes (%).............................................................         [_][_]
       3)  Monocytes (%)...............................................................         [_][_]
       4)  Eosinophils (%).............................................................         [_][_]
       5)  Basophils (%)...............................................................         [_][_]
       6)  Bands (%)...................................................................         [_][_]
       7)  ANC.........................................................................   [_][_][_][_]

2. Coagulation:
   a.  PT (sec)........................................................................   [_][_][.][_]
   b.  PTT (sec).......................................................................[_][_][_][.][_]

   Chemistry:
   a.  Sodium (mEq/L)..................................................................      [_][_][_]
   b.  Potassium (mEq/L)...............................................................      [_][.][_]
   c.  Chloride (mEq/L)................................................................      [_][_][_]
   d.  CO\2\(mEq/L)....................................................................   [_][_][.][_]
   e.  BUN (mg/dl).....................................................................         [_][_]
   f.  Creatinine (mg/dl)..............................................................   [_][_][.][_]
   g.  Glucose (mg/dl).................................................................      [_][_][_]
   h.  Total Protein (g/dl)............................................................   [_][_][.][_]
   i.  Albumin (g/dl)..................................................................      [_][.][_]
   j.  Calcium (mg/dl).................................................................   [_][_][.][_]
   k.  Uric Acid (mg/dl)...............................................................   [_][_][.][_]
   l.  Total Bilirubin (mg/dl).........................................................      [_][.][_]
   m.  ALT (SGPT) (IU/L)...............................................................      [_][.][_]
   n.  LDH (IU/L)......................................................................   [_][_][_][_]
   o.  Alk. Phosphatase (IU/L).........................................................      [_][_][_]
   p.  Magnesium (mEq/L)...............................................................   [_][_][.][_]

4. Other (at pretreatment only)                                            (check one)     POS    NEG
   a.  HIV.................................................................................[_]    [_]
   b.  Hepatitis
          Hepatitis B surface antigen......................................................[_]    [_]
          Hepatitis B core antibody........................................................[_]    [_]
          Hepatitis C virus................................................................[_]    [_]
   c.  HTLV-1 (1764 panel).................................................................[_]    [_]
   d.  Pregnancy test (if applicable)......................................................[_]    [_]
   e.  CMV antibody........................................................................[_]    [_]

 . If any of the abnormal values are clinically significant, also report on Adverse Event Form
-------------------------------------------------------------------------------------------------------
Copyright BRI.

-------------------------------------------------------------------------------------------------------
BM HARVEST PROFILE                       AASTROM BIOSCIENCES, INC.                                  +
FORM 5          +                     CPS Replacement Feasibility Trial                           AAS02
-------------------------------------------------------------------------------------------------------
Subject Initials                                                                        FOR BRI USE ONLY
[_] FI [_]MI [_]LI                                                                     ----------------
Social Security Number/Hospital I.D.                                         BRIDOCID:
[_] [_] [_] [_] [_] [_] [_] [_] [_]
P.I. Name                                                                    AAS-2-BMH-12/05/95
[_] [_] [_] [_] [_] [_] [_] [_]                                              --------------------------
-------------------------------------------------------------------------------------------------------
                                   PRE-TREATMENT BONE MARROW EVALUATION
-------------------------------------------------------------------------------------------------------
1. Bone Marrow Evaluation

       a.  Type of bone marrow specimen:          Aspirate [_]1      Biopsy [_]2     Both [_]3

       b.  Percent cellularity:                   [_][_]% (Estimate to nearest 10%)

       c.  Biopsy results:                 Marrow involvement [_]1
                                        No marrow involvement [_]2
-------------------------------------------------------------------------------------------------------
                                            BONE MARROW HARVEST
-------------------------------------------------------------------------------------------------------
2. Date of harvest:       [_][_]M [_][_]D [_][_]Y

3. Total cells obtained: [_____]x10/9/ per kg   Volume obtained: [_____]cc  Cell concentration: [_____] 10/9/ per ml

   Cells cryopreserved (for back-up): [_____]x10/9/ per kg
-------------------------------------------------------------------------------------------------------
                                           CELL EXPANSION PROFILE
-------------------------------------------------------------------------------------------------------
4.  Days of cell expansion:                      [_][_]

5.  Results of preharvest culture:         Positive [_]1                   Negative [_]2

6.  Cell viability:                           [_][_]%

7.  Cell markers: (Forward sample to Aastrom Biosciences, Inc. for analysis)

8.  Were the expanded cells infused to subject?           Yes [_]1   No [_]2
          If yes:
          Date:          [_][_]M  [_][_]D [_][_]Y    Time: (24 hours clock):    [_][_] : [_][_]

9.  Total number of expanded cells transfused [_____]x 10/9/
-------------------------------------------------------------------------------------------------------
                                         BACK-UP MARROW INFUSION
-------------------------------------------------------------------------------------------------------
10.  Was the back-up marrow infused to subject?               Yes [_]1  No[_]2
           If yes:
           Date:          [_][_]M [_][_]D [_][_]Y    Time: (24 hours clock):    [_][_] : [_][_]

11.  Total number of Back-up marrow cells infused:  [_____]x 10/9/
-------------------------------------------------------------------------------------------------------
  +                                                           +               /         /
     ----------------------------------------------                  -------------------------
     Investigator Signature                                          Date Signed
-------------------------------------------------------------------------------------------------------

Copyright BRI. Forward WHITE and YELLOW copies to BRI. Retain PINK copy for your files.

----------------------------------------------------------------------------------------------------------------
TOXICITY   Page 1 of 1                AASTROM BIOSCIENCES, INC.                                          AAS02
FORM 6                  +         CPS Replacement Feasibility Trial                                        +
----------------------------------------------------------------------------------------------------------------
Subject Initials                                                                                FOR BRI USE ONLY
[_]FI [_]MI [_]LI                                                                                -----------------
Social Security Number/Hospital I.D.                                   BRIDOCID:
[_] [_] [_] [_] [_] [_] [_] [_] [_]
P.I. Name                                                              AAS-2-F6-4/3/96
[_] [_] [_] [_] [_] [_] [_] [_]                                        -----------------------------------------
----------------------------------------------------------------------------------------------------------------
                                            INFUSION TOXICITY GRADING
----------------------------------------------------------------------------------------------------------------
1. Assessment

   Pretreatment............. [_][_]M  [_][_]D [_][_]Y       24 Hour.................. [_][_]M  [_][_]D [_][_]Y
   Day 0 Pre-Infusion:...... [_][_]M  [_][_]D [_][_]Y       Day [_][_] (Insert Day)   [_][_]M  [_][_]D [_][_]Y
   0-2 Hours Post-infusion
   of Expanded Cells:....... [_][_]M  [_][_]D [_][_]Y       OTHER:................... [_][_]M  [_][_]D [_][_]Y

                                                TOXICITY ASSESSMENT

EFFECT                 Maximum Toxicity       Date Maximum              Treatment      Treatment
                          Grade at               Grade                 Relatedness      Received?      Toxicity?
                        Assessment              Occurred             (See codes A-E)   Yes     No     New     Ongoing
2.  Cardiac............... [_]          [_][_]M  [_][_]D [_][_]Y            [_]1       [_]1   [_]2    [_]1      [_]2
3.  Bladder............... [_]          [_][_]M  [_][_]D [_][_]Y            [_]1       [_]1   [_]2    [_]1      [_]2
4.  Renal................. [_]          [_][_]M  [_][_]D [_][_]Y            [_]1       [_]1   [_]2    [_]1      [_]2
5.  Pulmonary............. [_]          [_][_]M  [_][_]D [_][_]Y            [_]1       [_]1   [_]2    [_]1      [_]2
6.  Hepatic............... [_]          [_][_]M  [_][_]D [_][_]Y            [_]1       [_]1   [_]2    [_]1      [_]2
7.  CNS................... [_]          [_][_]M  [_][_]D [_][_]Y            [_]1       [_]1   [_]2    [_]1      [_]2
8.  Stomatitis............ [_]          [_][_]M  [_][_]D [_][_]Y            [_]1       [_]1   [_]2    [_]1      [_]2
9.  GI.................... [_]          [_][_]M  [_][_]D [_][_]Y            [_]1       [_]1   [_]2    [_]1      [_]2

(Questions 2-9 use Bearman, et al toxicity grading)

10. Circulatory
    a.  Hypertension...... [_]          [_][_]M  [_][_]D [_][_]Y            [_]1       [_]1   [_]2    [_]1      [_]2
    b.  Hypotension....... [_]          [_][_]M  [_][_]D [_][_]Y            [_]1       [_]1   [_]2    [_]1      [_]2
11. Dermatologic
    a.  Local............. [_]          [_][_]M  [_][_]D [_][_]Y            [_]1       [_]1   [_]2    [_]1      [_]2
    b.  Skin rash......... [_]          [_][_]M  [_][_]D [_][_]Y            [_]1       [_]1   [_]2    [_]1      [_]2
    c.  Blistering........ [_]          [_][_]M  [_][_]D [_][_]Y            [_]1       [_]1   [_]2    [_]1      [_]2
    d.  Erythama.......... [_]          [_][_]M  [_][_]D [_][_]Y            [_]1       [_]1   [_]2    [_]1      [_]2
12. Allergy                [_]          [_][_]M  [_][_]D [_][_]Y            [_]1       [_]1   [_]2    [_]1      [_]2
13. Miscellaneous
    a. Weight gain........ [_]          [_][_]M  [_][_]D [_][_]Y            [_]1       [_]1   [_]2    [_]1      [_]2
    b. Weight loss........ [_]          [_][_]M  [_][_]D [_][_]Y            [_]1       [_]1   [_]2    [_]1      [_]2
(Questions 10-13 use SWOG toxicity grading)

--------------------------------------------------------------------------------------------------------------------
                                   For toxicity grade criteria, please see protocol
     Treatment relatedness: A-definitely related  B-probably related  C-possibly related  D-unrelated  E-unknown
--------------------------------------------------------------------------------------------------------------------
+                                                                                +         /           /
  -----------------------------------------------------                              -------------------------------
  Investigator Signature                                                                Date Signed
--------------------------------------------------------------------------------------------------------------------
Copyright BRI.

------------------------------------------------------------------------------------------------------------
VITAL SIGNS                            AASTROM BIOSCIENCES, INC.                                   +
FORM 8              +              CPS Replacement Feasibility Trial                             AAS02
------------------------------------------------------------------------------------------------------------
Subject Initials                                                                      FOR BRI USE ONLY
[_]FI [_]MI [_]LI                                                                     ----------------
Social Security Number/Hospital I.D.                               BRIDOCID:
[_] [_] [_] [_] [_] [_] [_] [_] [_]
P.I. Name                                                          AAS-2-VIT-11/15/95
[_] [_] [_] [_] [_] [_] [_] [_]                                    -----------------------------------------
------------------------------------------------------------------------------------------------------------
                                              VITAL SIGNS
------------------------------------------------------------------------------------------------------------
                            Maximum          Fever
        Date              Temperature        Code*       Respirations       Pulse         Blood Pressure
                       (degrees Celsius)   (see below)   (breaths/min)    (beats/min)       (mm Hg)

                                                                                       systolic    diastolic
[_][_]M [_][_]D [_][_]Y    [_][_] . [_]        [_]          [_][_]         [_][_][_]   [_][_][_] / [_][_][_]

                                                                                       systolic    diastolic
[_][_]M [_][_]D [_][_]Y    [_][_] . [_]        [_]          [_][_]         [_][_][_]   [_][_][_] / [_][_][_]

                                                                                       systolic    diastolic
[_][_]M [_][_]D [_][_]Y    [_][_] . [_]        [_]          [_][_]         [_][_][_]   [_][_][_] / [_][_][_]

                                                                                       systolic    diastolic
[_][_]M [_][_]D [_][_]Y    [_][_] . [_]        [_]          [_][_]         [_][_][_]   [_][_][_] / [_][_][_]

                                                                                       systolic    diastolic
[_][_]M [_][_]D [_][_]Y    [_][_] . [_]        [_]          [_][_]         [_][_][_]   [_][_][_] / [_][_][_]

                                                                                       systolic    diastolic
[_][_]M [_][_]D [_][_]Y    [_][_] . [_]        [_]          [_][_]         [_][_][_]   [_][_][_] / [_][_][_]

                                                                                       systolic    diastolic
[_][_]M [_][_]D [_][_]Y    [_][_] . [_]        [_]          [_][_]         [_][_][_]   [_][_][_] / [_][_][_]

                                                                                       systolic    diastolic
[_][_]M [_][_]D [_][_]Y    [_][_] . [_]        [_]          [_][_]         [_][_][_]   [_][_][_] / [_][_][_]

                                                                                       systolic    diastolic
[_][_]M [_][_]D [_][_]Y    [_][_] . [_]        [_]          [_][_]         [_][_][_]   [_][_][_] / [_][_][_]

                                                                                       systolic    diastolic
[_][_]M [_][_]D [_][_]Y    [_][_] . [_]        [_]          [_][_]         [_][_][_]   [_][_][_] / [_][_][_]

                                                                                       systolic    diastolic
[_][_]M [_][_]D [_][_]Y    [_][_] . [_]        [_]          [_][_]         [_][_][_]   [_][_][_] / [_][_][_]

                                                                                       systolic    diastolic
[_][_]M [_][_]D [_][_]Y    [_][_] . [_]        [_]          [_][_]         [_][_][_]   [_][_][_] / [_][_][_]

* Code fever in text field on clinical evaluation form.

 FEVER CODES:         1=No fever           3=treatment/medication                      5=presumed infection
                      2=blood products     4=documented infection (positive culture)   9=unexplained
------------------------------------------------------------------------------------------------------------
+                                                  +           /          /
---------------------------------------               --------------------------------
Recorder Signature                                    Date Signed
-----------------------------------------------------------------------------------------------------------
Copyright BRI.

-------------------------------------------------------------------------------------------------------
BM HARVEST PROFILE                       AASTROM BIOSCIENCES, INC.                                  +
FORM 5          +                     CPS Replacement Feasibility Trail                           AAS02
-------------------------------------------------------------------------------------------------------
Subject Initials                                                                        FOR BRI USE ONLY
[_] FI [_]MI [_]LI                                                                     ----------------
Social Security Number/Hospital I.D.                                         BRIDOCID:
[_] [_] [_] [_] [_] [_] [_] [_] [_]
P.I. Name                                                                    AAS-2-BMH-12/05/95
[_] [_] [_] [_] [_] [_] [_] [_]                                              --------------------------
-------------------------------------------------------------------------------------------------------
                                   PRE-TREATMENT BONE MARROW EVALUATION
-------------------------------------------------------------------------------------------------------
1. Bone Marrow Evaluation

       a.  Type of bone marrow specimen:          Aspirate [_]1      Biopsy [_]2     Both [_]3

       b.  Percent cellularity:                   [_][_]% (Estimate to nearest 10%)

       c.  Biopsy results:                 Marrow involvement [_]1
                                      No marrow involvement   [_]2
-------------------------------------------------------------------------------------------------------
                                            BONE MARROW HARVEST
-------------------------------------------------------------------------------------------------------
2. Date of harvest:       [_][_]M [_][_]D [_][_]Y

3. Total cells obtained: [_____]x10/9/ per kg   Volume obtained: [_____]cc  Cell concentration: [_____] 10/9/ per ml

   Cells cryopreserved (for back-up): [_____]x10/9/ per kg
-------------------------------------------------------------------------------------------------------
                                           CELL EXPANSION PROFILE
-------------------------------------------------------------------------------------------------------
4.  Days of cell expansion:                      [_][_]

5.  Results of preharvest culture:         Positive [_]1                   Negative [_]2

6.  Cell viability:                           [_][_]%

7.  Cell markers: (Forward sample to Aastrom Biosciences, Inc. for analysis)

8.  Were the expanded cells infused to subject?           Yes [_]1   No [_]2
          If yes:
          Date:          [_][_]M  [_][_]D [_][_]Y    Time: (24 hours clock):    [_][_] : [_][_]

9.  Total number of expanded cells transfused [_____]x 10/9/
-------------------------------------------------------------------------------------------------------
                                         BACK-UP MARROW INFUSION
-------------------------------------------------------------------------------------------------------
10.  Was the back-up marrow infused to subject?               Yes [_]1  No[_]2
           If yes:
           Date:          [_][_]M [_][_]D [_][_]Y    Time: (24 hours clock):    [_][_] : [_][_]

11.  Total number of Back-up marrow cells infused:  [_____]x 10/9/
-------------------------------------------------------------------------------------------------------
  +                                                           +               /         /
     ----------------------------------------------                  -------------------------
     Investigator Signature                                          Date Signed
-------------------------------------------------------------------------------------------------------

Copyright BRI. Forward WHITE and YELLOW copies to BRI. Retain PINK copy for your files.

-------------------------------------------------------------------------------------------------------
TRANSFUSIONS                            AASTROM BIOSCIENCES, INC.                                +
FORM 7                 +            CPS Replacement Feasibility Trial                          AAS02
-------------------------------------------------------------------------------------------------------
Subject Initials                                                                       FOR BRI USE ONLY
[_]FI [_]MI [_]LI                                                                      ----------------
Social Security Number/Hospital I.D.                                    BRIDOCID:
[_] [_] [_] [_] [_] [_] [_] [_] [_]
P.I. NAME                                                               AAS-2-TRAN-11/15/95
[_] [_] [_] [_] [_] [_] [_] [_]                                         -------------------------------
-------------------------------------------------------------------------------------------------------
                                     TRANSFUSION OF BLOOD PRODUCTS
-------------------------------------------------------------------------------------------------------
[_]1  "X" If NO transfusions
      have been given

        Product                  For Platelet                     Date
Platelet      RBC           Specify Type of Product
  [_]1        [_]2             --------------            [_][_]M [_][_]D [_][_]Y

  [_]1        [_]2             --------------            [_][_]M [_][_]D [_][_]Y

  [_]1        [_]2             --------------            [_][_]M [_][_]D [_][_]Y

  [_]1        [_]2             --------------            [_][_]M [_][_]D [_][_]Y

  [_]1        [_]2             --------------            [_][_]M [_][_]D [_][_]Y

  [_]1        [_]2             --------------            [_][_]M [_][_]D [_][_]Y

  [_]1        [_]2             --------------            [_][_]M [_][_]D [_][_]Y

  [_]1        [_]2             --------------            [_][_]M [_][_]D [_][_]Y

  [_]1        [_]2             --------------            [_][_]M [_][_]D [_][_]Y

  [_]1        [_]2             --------------            [_][_]M [_][_]D [_][_]Y

  [_]1        [_]2             --------------            [_][_]M [_][_]D [_][_]Y

  [_]1        [_]2             --------------            [_][_]M [_][_]D [_][_]Y

  [_]1        [_]2             --------------            [_][_]M [_][_]D [_][_]Y

  [_]1        [_]2             --------------            [_][_]M [_][_]D [_][_]Y

  [_]1        [_]2             --------------            [_][_]M [_][_]D [_][_]Y

  [_]1        [_]2             --------------            [_][_]M [_][_]D [_][_]Y

  [_]1        [_]2             --------------            [_][_]M [_][_]D [_][_]Y

  [_]1        [_]2             --------------            [_][_]M [_][_]D [_][_]Y

  [_]1        [_]2             --------------            [_][_]M [_][_]D [_][_]Y

  [_]1        [_]2             --------------            [_][_]M [_][_]D [_][_]Y

  [_]1        [_]2             --------------            [_][_]M [_][_]D [_][_]Y

   "1 = random donor, 2 = single donor, 3 = HLA matched
   Note: 4 units per transfusion event
-------------------------------------------------------------------------------------------------------
+                                                              +          /            /
    ---------------------------------------------                 ---------------------------------
    Recorder Signature                                             Date Signed
-------------------------------------------------------------------------------------------------------

Copyright BRI.

----------------------------------------------------------------------------------------------------------------
VITAL SIGNS                           AASTROM BIOSCIENCES, INC.                                            +
FORM 8                            CPS Replacement Feasibility Trial                                      AAS02
----------------------------------------------------------------------------------------------------------------
Subject Initials                                                                                FOR BRI USE ONLY
[_]FI [_]MI [_]LI                                                                               ----------------
Social Security Number/Hospital I.D.                                   BRIDOCID:
[_] [_] [_] [_] [_] [_] [_] [_] [_]
P.I. Name                                                              AAS-2-VIT-11/15/95
[_] [_] [_] [_] [_] [_] [_] [_]                                        -----------------------------------------
----------------------------------------------------------------------------------------------------------------
                                            VITAL SIGNS
----------------------------------------------------------------------------------------------------------------

                                 Maximum          Fever
         Date                  Temperature        Code*       Respirations      Pulse          Blood Pressure
                            (degrees Celsius)  (see below)   (breaths/min)  (beats/min)          (mm Hg)

                                                                                           systolic   diastolic
[_][_]M [_][_]D [_][_]Y      [_][_] . [_]         [_]            [_][_]       [_][_][_]    [_][_][_] / [_][_][_]

                                                                                           systolic   diastolic
[_][_]M [_][_]D [_][_]Y      [_][_] . [_]         [_]            [_][_]       [_][_][_]    [_][_][_] / [_][_][_]

                                                                                           systolic   diastolic
[_][_]M [_][_]D [_][_]Y      [_][_] . [_]         [_]            [_][_]       [_][_][_]    [_][_][_] / [_][_][_]

                                                                                           systolic   diastolic
[_][_]M [_][_]D [_][_]Y      [_][_] . [_]         [_]            [_][_]       [_][_][_]    [_][_][_] / [_][_][_]

                                                                                           systolic   diastolic
[_][_]M [_][_]D [_][_]Y      [_][_] . [_]         [_]            [_][_]       [_][_][_]    [_][_][_] / [_][_][_]

                                                                                           systolic   diastolic
[_][_]M [_][_]D [_][_]Y      [_][_] . [_]         [_]            [_][_]       [_][_][_]    [_][_][_] / [_][_][_]

                                                                                           systolic   diastolic
[_][_]M [_][_]D [_][_]Y      [_][_] . [_]         [_]            [_][_]       [_][_][_]    [_][_][_] / [_][_][_]

                                                                                           systolic   diastolic
[_][_]M [_][_]D [_][_]Y      [_][_] . [_]         [_]            [_][_]       [_][_][_]    [_][_][_] / [_][_][_]

                                                                                           systolic   diastolic
[_][_]M [_][_]D [_][_]Y      [_][_] . [_]         [_]            [_][_]       [_][_][_]    [_][_][_] / [_][_][_]

                                                                                           systolic   diastolic
[_][_]M [_][_]D [_][_]Y      [_][_] . [_]         [_]            [_][_]       [_][_][_]    [_][_][_] / [_][_][_]

                                                                                           systolic   diastolic
[_][_]M [_][_]D [_][_]Y      [_][_] . [_]         [_]            [_][_]       [_][_][_]    [_][_][_] / [_][_][_]

                                                                                           systolic   diastolic
[_][_]M [_][_]D [_][_]Y      [_][_] . [_]         [_]            [_][_]       [_][_][_]    [_][_][_] / [_][_][_]

 * Code fever in text field on clinical evaluation form.

   EVER CODES:         1=No fever             3=treatment/medication                        5=presumed infection
                       2=blood products       4=documented infection (positive culture)     9=unexplained
----------------------------------------------------------------------------------------------------------------
+                                                           +             /         /
    ---------------------------------------                     ----------------------------------
    Recorder Signature                                          Date Signed
----------------------------------------------------------------------------------------------------------------
Copyright BRI

----------------------------------------------------------------------------------------------------------------
CONCOMITANT MEDICATIONS               AASTROM BIOSCIENCES, INC.                                            +
FORM   5                +         CPS Replacement Feasibility Trial                                      AAS02
----------------------------------------------------------------------------------------------------------------
Subject Initials                                                                                FOR BRI USE ONLY
[_] [_] [_] [_]                                                                                -----------------
Social Security Number/Hospital I.D.                                   BRIDOCID:
[_] [_] [_] [_] [_] [_] [_] [_] [_]
P.I. Name                                                              AAS-2-MED-11/15/95
[_] [_] [_] [_] [_] [_] [_] [_]                                        -----------------------------------------
----------------------------------------------------------------------------------------------------------------
                                            CONCOMITANT MEDICATIONS
----------------------------------------------------------------------------------------------------------------
  List all concomitant medications (including antibiotics, antifungals, and antivirals) taken by the subject during the study, i.e., pretreatment through hospital discharge.
----------------------------------------------------------------------------------------------------------------
        Medication                      Start date                 Stop date               Indication
----------------------------------------------------------------------------------------------------------------
1.__________________________     [_][_]M [_][_]D [_][_]Y      [_][_]M [_][_]D [_][_]Y    _______________________

2.__________________________     [_][_]M [_][_]D [_][_]Y      [_][_]M [_][_]D [_][_]Y    _______________________

3.__________________________     [_][_]M [_][_]D [_][_]Y      [_][_]M [_][_]D [_][_]Y    _______________________

4.__________________________     [_][_]M [_][_]D [_][_]Y      [_][_]M [_][_]D [_][_]Y    _______________________

5.__________________________     [_][_]M [_][_]D [_][_]Y      [_][_]M [_][_]D [_][_]Y    _______________________

6.__________________________     [_][_]M [_][_]D [_][_]Y      [_][_]M [_][_]D [_][_]Y    _______________________

7.__________________________     [_][_]M [_][_]D [_][_]Y      [_][_]M [_][_]D [_][_]Y    _______________________

8.__________________________     [_][_]M [_][_]D [_][_]Y      [_][_]M [_][_]D [_][_]Y    _______________________

9.__________________________     [_][_]M [_][_]D [_][_]Y      [_][_]M [_][_]D [_][_]Y    _______________________

10._________________________     [_][_]M [_][_]D [_][_]Y      [_][_]M [_][_]D [_][_]Y    _______________________
----------------------------------------------------------------------------------------------------------------
  +
                                                                           +                 /        /
   -------------------------------------------------                                 ---------------------------
   Recorder Signature                                                                Date Signed
----------------------------------------------------------------------------------------------------------------

Copyright BRI.

--------------------------------------------------------------------------------
INFECTION EVALUATION       AASTROM BIOSCIENCES, INC.                        +
FORM 10      +        CPS Replacement Feasibility Trial                   AAS02
--------------------------------------------------------------------------------
Subject Initials                                              FOR BRI USE ONLY
[_]FI [_]MI [_]LI                                             ------------------
Social Security Number/Hospital I.D.
[_] [_] [_] [_] [_] [_] [_] [_] [_]                    BRIDOCID:
P.I. Name
[_] [_] [_] [_] [_] [_] [_] [_]                        AAS-2-INF-11/15/95
                                                       -------------------------
                             INFECTION EVALUATION
--------------------------------------------------------------------------------

1. Date of onset................[_][_]M [_][_]D [_][_]Y

2. Site of infection:                                                  ("X" one)
   blood.................................................................[_]1
   urninary tract........................................................[_]2
   pulmonary.............................................................[_]3
   GI tract..............................................................[_]4
   other (specify)_______________________________________________________[_]5

3. Has infrection been resolved?     Yes [_]1  No [_]2

   If yes, date ended...........[_][_]M [_][_]D [_][_]Y

4. Infection Type:                                                     ("X" one)
   viral (specify agent)_________________________________________________[_]1 bacterial (specify agent)_____________________________________________[_]2 fungal (specify agent)________________________________________________[_]3 protozoan (specify agent)_____________________________________________[_]4


5. Means of diagnosis:                                                 ("X" one)
   presumed..............................................................[_]1
   documented............................................................[_]2
   if documented, specify means:                            ("X" all that apply)
        clinical.........................................................[_]1
        radiographic.....................................................[_]1
        blood culture....................................................[_]1
        bronchoscopy specimen............................................[_]1 swab culture.....................................................[_]1
        other biopsy specimen............................................[_]1 urinalysis.......................................................[_]1
        other (specify)__________________________________________________[_]1

6. Was treatment given?              Yes [_]1  No [_]2
   If yes, specify treatment  ___________________________________________

_________________________________________________________________________


________________________________________________________________________________


+                                                      +        /       /
 ---------------------------------------                  ---------------------
 Investigator Signature                                   Date Signed
--------------------------------------------------------------------------------
Copyright BRI.

-------------------------------------------------------------------------------------------------------
ADVERSE EFFECT                         AASTROM BIOSCIENCES, INC.                                  +
FORM  11     +                     CPS Replacement Feasibility Trial                            AAS02
-------------------------------------------------------------------------------------------------------
Subject Initials                                                                       FOR BRI USE ONLY
[_]FI [_]MI [_]LI                                                                      ----------------
Social Security Number/Hospital I.D.                                 BRIDOCID:
[_] [_] [_] [_] [_] [_] [_] [_] [_]
P.I. Name                                                            AAS-2-11-11/15/95
[_] [_] [_] [_] [_] [_] [_] [_]                                      ----------------------------------
-------------------------------------------------------------------------------------------------------
                                       ADVERSE EFFECT
-------------------------------------------------------------------------------------------------------
            COMPLETE THIS FORM FOR EACH UNANTICIPATED ADVERSE DEVICE EFFECT EXPERIENCED.
          An UNANTICIPATED adverse effect is any serious effect or health or safety or any life-threatening problem caused by, or associated with, a device, if that effect problem, or death was not previously identified in nature, severity, or degree of incidence in the investigational plan.  For this study, this includes:
          hypotension, anaphylaxis, serositis, dyspnea and/or hypoxemia, renal or hepatic dysfunction, or sudden death
-------------------------------------------------------------------------------------------------------
Serious and unanticipated device effects should be reported by the investigator to Aastrom immediately.
       The investigator must report the event to Aastrom and the IRB in writing within
                          10 working days of learning of the event.
-------------------------------------------------------------------------------------------------------
1. Description of effect:
                         ------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
2. a.  Onset date:  [_][_]M [_][_]D [_][_]Y                 5. Action taken:
                                                                                   ("X" all that apply)
   b.  Has the event ended? Yes [_]1  Continuing [_]2          None.............................. [_]1

                                                               Medication (specify)               [_]1
       If YES date                                                                 ---------------
       ended:       [_][_]M [_][_]D [_][_]Y                    Other (specify)                    [_]1
                                                                              --------------------
                                                               -----------------------------------
                                                               -----------------------------------
3. Severity of adverse effect:
                                       ("X" one)            6. Results:
   Mild................................. [_]1                                                 ("X" one)
   Moderate............................. [_]2                  Resolved with treatment........... [_]1
   Severe............................... [_]3                  Resolved without treatment........ [_]2
                                                               Not resolved, continuing.......... [_]3
4. Relationship of adverse effect to treatment:                Death............................. [_]4
                                      ("X" one)                Outcome unknown................... [_]5
   Definitely........................... [_]1
   Probably............................. [_]2               7. Assessment:
   Possibly............................. [_]3                                                  ("X" one)
   Unlikely............................. [_]4                  Non-Serious....................... [_]1
   Not known............................ [_]5                  Serious, expected................. [_]2
                                                               Serious, unanticipated............ [_]3

-------------------------------------------------------------------------------------------------------
+                                                           +           /         /
-------------------------------------------                    --------------------------------
Investigator Signature                                         Date Signed
-------------------------------------------------------------------------------------------------------
Copyright BRI.

                                   EXHIBIT C

                 SCHEDULE OF LABORATORY AND CLINICAL EQUIPMENT

BB-IDE-6427, MDA DM 96-075             EQUIPMENT BUDGET            Page 1 of 1

========================================================================================================================
      Item                 Supplier        Cat. No.      UNIT QTY:   UNIT/PKG:    PKG:    COST/PKG:      Total Cost:
========================================================================================================================
    Equipment:
------------------------------------------------------------------------------------------------------------------------
CCD Handling Fixture      Aastrom                        1            1          2            $750.00       $1,500.00
------------------------------------------------------------------------------------------------------------------------
CCD Support Clamp         Aastrom                        1            1          6             $50.00         $300.00
------------------------------------------------------------------------------------------------------------------------
CO2 Incubator             Forma Scientific    3956       1            1          1          $7,000.00       $7,000.00
------------------------------------------------------------------------------------------------------------------------
Incubator Organizer       Aastrom                        2            1          2            $850.00       $1,700.00
------------------------------------------------------------------------------------------------------------------------
4 degree C Refrigerator   Fisher Scientific   126GW-2    1            1          1          $3,500.00       $3,500.00
------------------------------------------------------------------------------------------------------------------------
Media Supply Pump         Watson Marlow       202U/AA    3            1          3          $1,400.00       $4,200.00
------------------------------------------------------------------------------------------------------------------------
Media Supply Pump Head    Watson Marlow       202U/AA    3            1          3          $1,200.00       $3,600.00
------------------------------------------------------------------------------------------------------------------------
Electrical Power Strip    Aastrom                        1            1          1             $14.95          $14.95
------------------------------------------------------------------------------------------------------------------------
18 degree C to
50 degree C thermometer   SP                             2            1          2             $36.00          $72.00
------------------------------------------------------------------------------------------------------------------------
neg 5 degree C to
20 degree C thermometer   SP                             2            1          2             $21.91          $43.82
------------------------------------------------------------------------------------------------------------------------
P-1000 Pipetman           Gilson                         1            1          1            $219.50         $219.50
------------------------------------------------------------------------------------------------------------------------
P-200 Pipetman            Gilson                         1            1          1            $219.50         $219.50
------------------------------------------------------------------------------------------------------------------------
P-20 Pipetman             Gilson                         1            1          1            $219.50         $219.50
------------------------------------------------------------------------------------------------------------------------
Gas Regulator Assembly    Aastrom                        6            1          6            $360.00       $2,160.00
------------------------------------------------------------------------------------------------------------------------
Repeater Plpet            Eppendorf                      1            1          1            $350.00         $350.00
------------------------------------------------------------------------------------------------------------------------
Tubing Stretcher          Aastrom                        1            1          1             $18.00          $18.00
------------------------------------------------------------------------------------------------------------------------
Pliers                    Aastrom                        1            1          1              $8.00           $8.00
------------------------------------------------------------------------------------------------------------------------
Gas Flow Indicator        Aastrom                        1            1          1            $130.00         $130.00
------------------------------------------------------------------------------------------------------------------------
Gas Humidifier Cap
Adapter                   Aastrom                        9            1          9              $6.00          $54.00
------------------------------------------------------------------------------------------------------------------------
Nikon Dark Field
Microscope                                               1            1          1          $2,600.00       $2,600.00
------------------------------------------------------------------------------------------------------------------------
modification of incubator
organizer for horizontal
waste shelves                                                                    1          $1,000.00       $1,000.00
------------------------------------------------------------------------------------------------------------------------
horizontal waste shelves                                 8            1          8            $100.00         $800.00
------------------------------------------------------------------------------------------------------------------------
CPS Processor             Aastrom                        1            1          1         $26,940.00      $26,940.00
------------------------------------------------------------------------------------------------------------------------
CPS Incubator             Aastrom                        5            1          5         $15,518.00      $77,590.00
------------------------------------------------------------------------------------------------------------------------
Interim Monitor           Aastrom                        1            1          1          $3,000.00       $3,000.00
------------------------------------------------------------------------------------------------------------------------
18 degree C to
50 degree C thermometer   SP                             2            1          2             $36.00          $72.00
------------------------------------------------------------------------------------------------------------------------
neg 5 degree C to
20 degree C thermometer   SP                             2            1          2             $21.91          $43.82
------------------------------------------------------------------------------------------------------------------------
Gas Cylinder Support      Scott Medical
Stand                                                    1            1          1             $25.00          $25.00
------------------------------------------------------------------------------------------------------------------------
Gas Regulator Assembly    Aastrom                        3            1          3            $360.00       $1,080.00
------------------------------------------------------------------------------------------------------------------------
Tubing Heat Sealer        Sebra                          1            1          1          $3,298.00       $3,298.00
------------------------------------------------------------------------------------------------------------------------
Incubator Rack            Metro                          2            1          2            $346.00         $692.00
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                   Manual + Automated CPS Equipment Cost/Study:           $142,450.09
------------------------------------------------------------------------------------------------------------------------

Prepared By:  Judy Douville 5/17/96

                                   EXHIBIT D

           SCHEDULE OF CLINICAL TRIAL BUDGET AND MILESTONE PAYMENTS



COMPENSATION AMOUNT AND SCHEDULE
--------------------------------

1. Compensation Amount.
   --------------------

   Aastrom agrees to provide, according to the terms and conditions set forth herein, and contingent upon conducting the Study as specified by the Protocol, a total compensation of Fifty-Five Thousand and No/100 U.S. Dollars ($55,000.00 U.S.), or Five Thousand Five Hundred and No/100 U.S. Dollars ($5,500.00 U.S.) per subject according to the compensation schedule set forth below in Section 2 of this Exhibit D. The $5,500 per subject compensation includes an indirect cost of 25%, and represents any and all compensations associated with the Study. The total compensation amount is based upon the actual number of subject to be completed and may be adjusted based upon the actual number of subjects actually completed. If a subject is dropped from the Study for any reason, payment for that subject will be prorated.

2. Compensation Schedule.
   ----------------------

   The payee identified in Section 3 of this Exhibit D below will be remunerated according to the following schedule:


                                       Percentage          Amount
                                       ----------       ------------
                                                       (U.S. DOLLARS)

   Initial Payment                         25%           $13,750.00
                                                        ------------

   50% Subjects Completed                  25%           $13,750.00
                                                        ------------

   All Subjects Completed                  25%           $13,750.00
                                                        ------------

   100% Subjects Case Report Forms
   Completed and Submitted                 15%           $ 8,250.00
                                                        ------------

   Final Report                            10%           $ 5,500.00
                                                        ------------

3.   Name and Address of Payee
     -------------------------

          Payment made to:  The University of Texas
                            M.D. Anderson Cancer Center
                            Atten:  Manager, Sponsored Programs
                            P.O. Box 297402
                            Houston, TX  77297

4.   TERMINATED STUDY - PAYMENT OBLIGATIONS
     --------------------------------------

     If either the Institution or Aastrom terminates the Study prior to its originally planned termination date, Aastrom shall compensate the Institution based upon the portion of the Study completed at the date of termination. This partial payment will be prorated according to the number of satisfactorily completed subject visits.

                                   EXHIBIT E

                            INVESTIGATOR AGREEMENTS


                          (See Section 13 of Protocol)
















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